UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Hong T. Le

SMALLCAP World Fund, Inc.

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

SMALLCAP World Fund® Annual report for the year ended September 30, 2021

We believe small
companies around
the world can provide
opportunities for
investors

SMALLCAP World Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

29	Financial statements

54	Board of directors and other officers

Fellow investors:

Spurred by a rebounding economy and the strong momentum of cyclical recovery stocks, SMALLCAP World Fund generated a 35.69% total return (F-2 shares) for the fund’s 12-month fiscal year ended September 30, 2021. These returns reflect a one-time capital gains payment of $1.27 per share. This compares with a 40.61% total return for the fund’s primary benchmark index, the MSCI All Country World Small Cap Index, an unmanaged measure of small-capitalization companies from around the world.

SMALLCAP World Fund has continued to outpace its benchmark index over an extended time horizon — including five-year, 10-year and lifetime results. This is a product of Capital Group’s deep, bottom-up research capabilities and the unique manner in which the fund is managed. This past fiscal year, the fund had a strong absolute return but lagged the benchmark slightly following last year’s outsized results.

In March, SMALLCAP World Fund (R-6 share class) was one of three Capital Group funds recognized by Refinitiv Lipper for its strong results, winning the 10-year Global Small-/Mid-Cap Fund category. The annual Refinitiv Lipper Fund Awards highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted results relative to their peers. It was the 13th consecutive year that Capital Group has taken home multiple Refinitiv Lipper awards.*

*	The Refinitiv Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Refinitiv Lipper Fund Award. For more information, see lipperfundawards.com. Although Refinitiv Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Refinitiv Lipper.

Results at a glance

For periods ended September 30, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 4/30/90)

SMALLCAP World Fund (Class F-2 shares)†	35.69%	17.69%	15.76%	10.99%
SMALLCAP World Fund (Class A shares)	35.35	17.38	15.45	10.71
MSCI All Country World Small Cap Index‡	40.61	12.20	12.33	8.65

†	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
‡	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.

SMALLCAP World Fund	1

The year in review

During the fund’s past fiscal year, the financial markets continued to weigh the economic effects of the ongoing COVID-19 pandemic. As they have since the onset of the pandemic, many of the world’s largest central banks maintained an aggressive stance — easing interest rates, making large-scale bond purchases and implementing targeted liquidity facilities.

In the U.S., the Federal Reserve’s accommodative policies, along with economic reopening, helped propel GDP past 6% in both the first and second quarters of 2021. The economy got another shot in the arm from the rollout of COVID-19 vaccines and the American Rescue Plan Act of 2021, a $1.9 trillion dollar stimulus package that included direct payments to more than 160 million U.S. households and $362 billion in aid to state and local governments. Growth rates were more contained across Europe, Asia and Latin America — hampered by periodic lockdowns and uneven vaccine distribution efforts.

As consumers opened their wallets and corporate earnings impressed, the financial markets rallied throughout much of the reporting period, with investors gradually rotating into cyclical and COVID recovery stocks. However, despite generally positive economic news, the global recovery has been plagued by factors few could have predicted when the world’s economies seized up early last year. These include rising inflation, massive supply-chain bottlenecks and, in many developed countries, a chronic labor shortage. In the U.S., the labor crunch has shown few signs of easing, even after expanded unemployment benefits ended in early September.

How the fund responded

Over long periods of time, we believe SMALLCAP World Fund has produced strong results based on our deep research capabilities and a unique fund structure that allows a trusted group of independent portfolio managers and analysts to make investment decisions. We believe that no other portfolio in the world exists with so many independent decision-makers, which is reflected in the fund’s solid long-term results.

Among the top contributors during the reporting period were Swedish online gaming firm Evolution AB (up 129.97%) and database developer MongoDB (up 103.67%). Among the largest detractors were logistics provider Ocado Group, PLC (down 37.06%) and cloud-based computing firm RingCentral (down 20.80%).

Industry sizing comes from our views on the attractiveness of individual securities, rather than a top-down view. The fund saw particularly strong returns from energy and industrials given the rebound in the economy, with utilities and health care also making solid contributions to returns. While absolute returns in some of the long-term growth industries like software were positive, they lagged more cyclical sectors that benefited the most from economic recovery.

Moreover, although the fund’s energy holdings produced impressive gains, the fund had relatively few energy holdings during this period, which detracted from relative returns.

Roughly 80% of the fund’s holdings were in developed markets, with U.S. companies comprising just over 44% of the portfolio. Some of the fund’s highest returns came from companies in emerging markets, which climbed nearly 40% during the period — including a stellar 128.41% gain from holdings in Taiwan. As always, we build the portfolio from the bottom up, stock by stock, rather than in reference to the benchmark weight.

One notable phenomenon that has gained traction in recent years is that of special purpose acquisition companies (SPACs) —publicly traded shell companies formed with the goal of acquiring other firms. While we have selectively participated in SPACs, we remain wary of lower-quality companies being introduced to the market through SPACs and intend to focus only on high-quality firms within this space — both in the U.S. and internationally. Over time, our bottom-up research should help us identify higher-quality investment opportunities on a fundamental basis.

The fund closed the fiscal year with 4.8% of its assets held in cash and other short-term securities. We maintain this liquidity to capitalize on investment opportunities as they arise, and to help mitigate the effects of potential market volatility.

2	SMALLCAP World Fund

The road ahead

We believe we have successfully ushered our clients through the most challenging stretch of the COVID-19 pandemic, but there is much uncertainty ahead. Without question, a post-COVID world will be marked by many long-lasting changes in how consumers engage and how companies are managed. As vaccination rates increase and some regions of the world approach herd immunity, we expect economic conditions to gradually improve in 2022.

Over the coming months, we expect three factors to loom large in the financial markets:

Supply-chain disruptions represent one of the most significant risks to the financial markets. Semiconductor shortages continue to plague many industries, resulting in demand that has outstripped the supply of automobiles, consumer electronics and appliances, to name just a few. Over the next 18 months, we would expect to see continued volatility in stocks most directly affected by supply-chain constraints. That should allow us some opportunities to invest in high-quality companies experiencing near-term challenges.

A stubborn labor shortage in many developed markets, including the United States, Canada, Europe and Australia, is exacerbating supply-chain bottlenecks. Service industries are being particularly hard hit by the labor crunch, which is upending entire business models.

Tied to supply chain bottlenecks and labor issues is the specter of inflation. Whether transitory or long-term, inflation is a concern because it acts as a tax on consumers and complicates companies’ planning efforts. Core U.S. inflation (ex-food and energy) reached a 30-year high in August, a precursor to the Federal Reserve’s decision in November to taper bond purchases. However, we remain open to the possibility that after near-term supply chain issues subside and the pull forward of demand has worked its way through, we could return to another period of lower inflation following a temporary boost. Whatever the inflation outcome, good companies and agile management teams with strong products should be able to successfully navigate this environment.

Against this challenging backdrop we see a small-cap market teeming with dynamic companies that should be standard bearers of innovation for many years to come. Established firms are evolving, while venture capital and a buoyant IPO market are producing exciting investment opportunities for those with the foresight to spot them. That’s why we meet with hundreds of companies each month. Our job, year in and year out, is to make sure we are investing in the companies with the best prospects for future growth.

Regardless of market conditions, we believe that prudent stock selection and Capital Group’s commitment to fundamental research will continue to produce superior long-term results for our clients. As always, we thank you for the trust you have placed in us, and we offer our best wishes for the upcoming holiday season and beyond.

Cordially,

Julian N. Abdey
Co-President

Jonathan Knowles
Co-President

Gregory W. Wendt
Co-President

November 9, 2021

For current information about the fund, visit capitalgroup.com.

SMALLCAP World Fund	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2021)

	1 year	5 years	10 years
Class F-2 shares	35.69%	17.69%	15.76%
Class A shares*	27.56	16.00	14.77

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratios are 0.76% for Class F-2 shares and 1.02% for Class A shares as of the prospectus dated December 1, 2021 (unaudited).

$400,000
200,000
100,000
50,000
20,000
10,000
7,000
Year ended September 30
1990[4]
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gain distributions.
[3]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.
[4]	For the period April 30, 1990, commencement of operations, through September 30, 1990.

4	SMALLCAP World Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in SMALLCAP World Fund’s Class F-2 and Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2021, the end of the fund’s latest fiscal year. In the case of F-2 shares, the $10,000 would have grown to $264,615 with all distributions reinvested. In the case of A shares, the $10,000 would have grown to $230,753 with all distributions reinvested, even after deducting the maximum 5.75% sales charge.

SMALLCAP World Fund	5

Investment portfolio September 30, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	44.47%
Eurozone*	7.18
United Kingdom	7.14
Sweden	6.92
Japan	6.28
India	4.88
China	3.93
Switzerland	2.69
Canada	2.41
Other countries	9.30
Short-term securities & other assets less liabilities	4.80
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Slovenia and Spain.

Common stocks 93.48%	Shares	Value (000)
Information technology 21.09%
MongoDB, Inc., Class A1	1,906,121	$898,755
RingCentral, Inc., Class A1	3,550,555	772,246
Sinch AB1,2	25,109,900	483,878
Cree, Inc.[1]	5,287,678	426,874
eMemory Technology, Inc.[2,3]	6,073,334	425,376
Smartsheet, Inc., Class A1	6,141,805	422,679
Ceridian HCM Holding, Inc.[1]	2,851,343	321,118
Netcompany Group AS, non-registered shares[2,3]	2,711,200	311,683
Globant SA1	1,093,567	307,303
Nordic Semiconductor ASA[1,2]	9,497,115	284,185
SHIFT, Inc.[1,2,3]	1,328,300	281,192
Kulicke and Soffa Industries, Inc.[3]	4,762,414	277,553
EPAM Systems, Inc.[1]	439,983	251,002
Silergy Corp.[2]	1,693,456	248,688
Keywords Studios PLC[1,2,3]	6,039,907	237,154
Paycom Software, Inc.[1]	476,750	236,349
Money Forward, Inc.[1,2,3,4]	3,308,304	235,170
Net One Systems Co., Ltd.[2,3]	6,879,958	226,584
ALTEN SA, non-registered shares[2]	1,496,996	218,256
Network International Holdings PLC[1,2,3]	43,999,813	215,255
Lightspeed Commerce, Inc. SV, subordinate voting shares[1]	1,597,219	154,020
Lightspeed Commerce, Inc. SV, subordinate voting shares (CAD denominated)[1]	580,600	56,025
VisEra Technologies Co., Ltd.[1,2,5,6]	11,090,000	146,885
VisEra Technologies Co., Ltd.[1,2]	2,993,000	47,193
Asana, Inc., Class A1	1,858,335	192,970
Teradata Corp.[1]	3,291,774	188,783
Alteryx, Inc., Class A1	2,410,993	176,244
Endava PLC, Class A (ADR)[1]	1,287,631	174,925
Softcat PLC[2]	6,259,035	170,299
Nuvei Corp., subordinate voting shares[1]	1,400,000	161,728
Kingdee International Software Group Co., Ltd.[1,2]	46,106,093	152,640
Rapid7, Inc.[1]	1,345,069	152,020
MKS Instruments, Inc.	964,988	145,626
Nagarro SE1,2,3,4	823,468	144,449
Marvell Technology, Inc.	2,368,818	142,863
SUMCO Corp.[2,4]	7,001,074	140,566
Bottomline Technologies (de), Inc.[1,3]	3,574,300	140,399
Okta, Inc., Class A1	581,800	138,084
Jamf Holding Corp.[1]	3,482,000	134,127
Megaport, Ltd.[1,2,3]	11,040,000	132,815
Computer Age Management Services, Ltd.[2,3]	3,163,383	128,344
GB Group PLC[2,3]	10,893,800	125,523
BE Semiconductor Industries NV2	1,588,880	125,436

6	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
PAR Technology Corp.[1,3,4]	2,039,163	$125,429
Qorvo, Inc.[1]	741,404	123,955
Global Unichip Corp.[2,3]	6,965,000	122,936
Vitec Software Group AB, Class B2	2,228,800	121,713
Dye & Durham, Ltd.[3]	3,731,197	121,192
Euronet Worldwide, Inc.[1]	939,416	119,569
CDW Corp.	650,000	118,313
Olo, Inc., Class A1,4	3,870,830	116,241
Tanla Platforms, Ltd.[2,3]	9,190,777	112,334
Fabrinet, non-registered shares[1]	1,095,031	112,252
Novanta, Inc.[1]	709,983	109,692
Viavi Solutions, Inc.[1]	6,642,608	104,555
Appfolio, Inc., Class A1	832,156	100,192
EVERTEC, Inc.	2,131,730	97,463
Bentley Systems, Inc., Class B4	1,586,700	96,217
Halma PLC[2]	2,521,862	96,198
Elastic NV, non-registered shares[1]	618,500	92,150
Coforge, Ltd.[2]	1,297,186	91,431
Justsystems Corp.[2]	1,617,921	91,297
MACOM Technology Solutions Holdings, Inc.[1]	1,387,000	89,975
Ideagen PLC[2,3]	20,183,901	86,794
Comet Holding AG2	245,477	84,996
LEM Holding SA2	36,500	84,124
Appier Group, Inc.[1,2,3,4]	6,334,800	81,454
Bytes Technology Group PLC[1,2]	11,798,581	80,157
Hamamatsu Photonics KK2	1,289,450	79,990
Avalara, Inc.[1]	451,914	78,981
Concentrix Corp.[1]	428,914	75,918
SimCorp AS2	641,250	75,529
ON Semiconductor Corp.[1]	1,645,700	75,324
Unimicron Technology Corp.[2]	16,174,000	75,290
Crayon Group Holding ASA[1,2]	4,018,713	75,090
Alarm.Com Holdings, Inc.[1]	951,000	74,359
INFICON Holding AG2	61,865	72,462
Repay Holdings Corp., Class A1	3,089,000	71,140
Vanguard International Semiconductor Corp.[2]	13,107,394	70,519
BlackLine, Inc.[1]	595,000	70,246
Kainos Group PLC[2]	2,765,592	69,010
Pegasystems, Inc.	542,025	68,891
Advanced Energy Industries, Inc.	780,511	68,490
Duck Creek Technologies, Inc.[1]	1,468,897	64,984
Cognex Corp.	800,000	64,176
Computer Services, Inc.	1,084,411	63,980
TeamViewer AG1,2	2,163,770	63,802
Paymentus Holdings, Inc., Class A1,4	2,587,864	63,765
Dexerials Corp.[2,3]	3,231,400	63,639
Semtech Corp.[1]	798,100	62,228
Reply SpA[2]	337,320	62,141
AIXTRON SE2	2,434,518	61,283
Fortnox AB2	1,012,800	60,918
Nayax, Ltd.[1,2]	15,122,000	59,877
Zuken, Inc.[2,3]	1,625,000	59,358
Hennge KK1,2,3,4	1,059,000	56,060
Boku, Inc.[1,2,3,4,7]	20,461,639	53,644
Avaya Holdings Corp.[1]	2,705,000	53,532
Extreme Networks, Inc.[1]	5,323,397	52,435
Cherry AG1,2,3	1,409,348	52,280
Topicus.com, Inc., subordinate voting shares[1]	493,448	51,811
IronNet, Inc., Class A1,2	3,130,000	51,766
Thoughtworks Holding, Inc.[1,2,7]	1,975,505	51,612
Flex, Ltd.[1]	2,917,808	51,587
Aspen Technology, Inc.[1]	417,000	51,208
Unifiedpost Group SA1,2,3	2,470,158	50,611
CMC Materials, Inc.	371,355	45,762
Silicon Laboratories, Inc.[1]	324,000	45,412
NCR Corp.[1]	1,160,000	44,962
Agora, Inc. (ADR)[1,4]	1,542,000	44,718
LPKF Laser & Electronics AG, non-registered shares[2,3,4]	1,959,515	44,674
Trimble, Inc.[1]	530,000	43,592

SMALLCAP World Fund	7

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Bechtle AG, non-registered shares[2]	617,463	$42,362
Paylocity Holding Corp.[1]	150,000	42,060
Clear Secure, Inc., Class A1	982,666	40,338
Pexip Holding ASA[1,2]	4,932,034	39,686
SINBON Electronics Co., Ltd.[2]	4,594,000	38,699
ams AG, non-registered shares[1,2]	2,096,900	38,283
Plaid, Inc.[1,2,4]	1,432,350	37,772
Disco Corp.[2]	131,500	36,809
Anaplan, Inc.[1]	564,740	34,387
SmartCraft ASA, Class A1,2,3	13,349,780	34,172
Smaregi, Inc.[1,2,3,4]	1,129,200	34,016
Insight Enterprises, Inc.[1]	373,300	33,627
Maruwa Co., Ltd.[2]	323,400	33,036
NHN KCP Corp.[1,2]	746,757	32,655
Oneconnect Financial Technology Co., Ltd. (ADR)[1,4]	7,885,634	32,331
Zendesk, Inc.[1]	273,000	31,774
eCloudvalley Digital Technology Co., Ltd.[2]	2,519,174	30,937
BigCommerce Holdings, Inc., Series 1[1,4]	610,000	30,890
Yeahka, Ltd.[1,2,4]	9,490,030	30,449
Cloudflare, Inc., Class A1	264,395	29,784
FDM Group (Holdings) PLC[2]	1,760,000	29,586
EcoOnline Holding AS1,2,3,4	10,000,000	29,071
Alkami Technology, Inc.[1]	1,167,053	28,803
Vontier Corp.	850,000	28,560
DoubleVerify Holdings, Inc.[1,4]	811,900	27,735
Dock, Ltd.[1,2,3,5,6]	4,318,937	27,080
BTRS Holdings, Inc., Class A1	2,480,000	26,387
Nemetschek SE2	249,687	26,243
SpiderPlus & Co.[1,2,4]	1,342,000	25,833
Linklogis, Inc., Class B1,2,4	23,970,500	24,460
Digital Turbine, Inc.[1]	350,000	24,062
Pushpay Holdings, Ltd.[1,2]	17,654,124	22,413
GlobalWafers Co., Ltd.[2]	777,000	21,949
CCC Intelligent Solutions Holdings, Inc.[1,4]	2,048,595	21,531
Blend Labs, Inc., Class A1,4	1,491,941	20,111
WuXi Xinje Electric Co., Ltd., Class A2	2,755,858	19,588
Lime Technologies AB2	500,526	19,557
GMO Payment Gateway, Inc.[2]	153,000	19,384
Renishaw PLC[2]	305,400	19,367
LiveRamp Holdings, Inc.[1]	399,362	18,862
Avast PLC[2]	2,458,818	18,802
Zebra Technologies Corp., Class A1	36,300	18,710
CDK Global, Inc.	423,077	18,002
Venustech Group, Inc., Class A2	4,107,547	17,551
Tokai Carbon Korea Co., Ltd.[2]	170,000	16,550
CS Disco, Inc.[1,4]	334,240	16,023
Adesso SE, non-registered shares[2]	76,300	15,447
SiTime Corp.[1]	73,312	14,968
BasWare OYJ[1,2]	380,200	14,232
Coupa Software, Inc.[1]	61,500	13,480
AAC Technologies Holdings, Inc.[2,4]	2,629,000	12,481
SailPoint Technologies Holdings, Inc.[1]	286,700	12,294
Similarweb, Ltd.[1,4]	571,900	11,970
Fair Isaac Corp.[1]	29,100	11,580
Patreon, Inc., Class B1,2,5,6	189,951	10,637
Appen, Ltd.[2]	1,600,000	10,270
LandMark Optoelectronics Corp.[2]	1,168,000	9,425
NCC Group PLC[2]	2,721,218	9,393
Accton Technology Corp. (Taiwan)[2]	803,000	7,550
Atea ASA[1,2]	426,027	7,358
Mensch und Maschine Software SE2	96,000	6,485
Foursquare Labs, Inc., Series A1,2,5,6,7	1,970,385	6,423
Jfrog, Ltd.[1]	178,400	5,976
nCino, Inc.[1]	83,750	5,949
BASE, Inc.[1,2,4]	589,700	5,771
Yotpo, Ltd.[1,2,5,6,7]	2,620,102	5,763
908 Devices, Inc.[1,4]	112,500	3,658

8	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Maxlinear, Inc.[1]	69,308	$3,413
Clearwater Analytics Holdings, Inc., Class A1	88,920	2,277
91APP Inc.[1,2]	132,000	1,012
		17,129,048

Industrials 17.79%
IMCD NV2,3	3,519,136	668,138
BayCurrent Consulting, Inc.[2,3]	1,243,200	624,379
NIBE Industrier AB, Class B2	40,800,276	512,486
Diploma PLC[2,3]	9,962,226	374,585
VAT Group AG2	929,754	366,289
Saia, Inc.[1,3]	1,466,641	349,105
Rexnord Corp.	4,878,500	313,639
Wizz Air Holdings PLC[1,2]	3,902,224	259,859
Nihon M&A Center Holdings, Inc.[2]	8,812,160	259,672
Interpump Group SpA[2]	3,880,325	251,341
BELIMO Holding AG2	459,465	243,263
Boyd Group Services, Inc.[3,4]	1,278,114	237,086
Meggitt PLC[1,2]	22,994,288	228,314
Nolato AB, Class B2	18,617,196	220,781
Marel hf.[2]	31,700,083	219,671
Spirax-Sarco Engineering PLC[2]	1,035,200	208,043
Armstrong World Industries, Inc.	2,156,841	205,914
Havells India, Ltd.[2]	11,010,155	203,284
Stericycle, Inc.[1]	2,889,903	196,427
Japan Airport Terminal Co., Ltd.[2]	3,834,400	189,109
Visional, Inc.[1,2,3]	2,912,800	186,716
Carel Industries SpA[2,3]	6,904,814	186,704
Arcosa, Inc.[3]	3,515,410	176,368
International Container Terminal Services, Inc.[2]	44,009,076	168,141
MonotaRO Co., Ltd.[2]	7,408,200	167,168
Japan Elevator Service Holdings Co., Ltd.[2,3]	7,100,154	163,396
ManpowerGroup, Inc.	1,500,000	162,420
Matson, Inc.	1,974,000	159,322
Instalco AB2,3	3,457,000	158,007
Harmonic Drive Systems, Inc.[2,4]	3,105,050	149,749
Comfort Systems USA, Inc.[3]	1,921,479	137,040
Chart Industries, Inc.[1]	710,000	135,688
Willscot Mobile Mini Holdings Corp., Class A1	4,261,988	135,190
Alfen NV1,2,3	1,280,554	134,619
Generac Holdings, Inc.[1]	316,141	129,197
Vicor Corp., Class A1	930,305	124,810
TFI International, Inc. (CAD denominated)	1,130,000	115,605
TFI International, Inc.	68,200	6,969
TransDigm Group, Inc.[1]	190,000	118,668
Kadant, Inc.	567,165	115,758
Lifco AB, Class B2	4,195,000	112,288
Sun Country Airlines Holdings, Inc.[1,3]	3,129,018	104,947
Montana Aerospace AG1,2,3	2,772,283	98,830
Atlas Corp.[4]	6,500,000	98,735
Haitian International Holdings, Ltd.[2]	31,373,000	97,440
Graco, Inc.	1,374,000	96,139
Montrose Environmental Group, Inc.[1,3]	1,549,946	95,694
Kajaria Ceramics, Ltd.[2]	5,664,940	90,696
Masco Corp.	1,625,000	90,269
Rocket Lab USA, Inc., Class A1,2,7	5,500,000	87,828
DL E&C Co., Ltd.[1,2]	785,299	87,567
Aalberts NV, non-registered shares[2]	1,518,000	86,688
Cleanaway Waste Management, Ltd.[2]	42,502,998	84,646
Medmix AG1,2	1,757,089	84,065
IDEX Corp.	402,700	83,339
TechnoPro Holdings, Inc.[2]	2,750,000	81,693
Ceres Power Holdings PLC[1,2]	5,625,195	81,551
Sweco AB, Class B, non-registered shares[2]	5,093,702	80,074
Johns Lyng Group, Ltd.[2,3,4]	17,952,060	79,441
Watsco, Inc.	300,000	79,386
Shoals Technologies Group, Inc., Class A1	2,794,994	77,924
Woodward, Inc.	649,000	73,467

SMALLCAP World Fund	9

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
EnPro Industries, Inc.	830,134	$72,321
Quess Corp., Ltd.[1,2]	5,880,859	72,214
Waste Connections, Inc.	570,000	71,780
Kingspan Group PLC[2]	724,000	71,616
Interface, Inc.[3]	4,721,060	71,524
BWX Technologies, Inc.	1,311,500	70,637
Marlowe PLC[1,2,3]	6,169,901	69,724
ITM Power PLC[1,2,4]	11,964,657	69,195
Sulzer AG2	724,289	68,586
Trinity Industries, Inc.	2,513,238	68,285
Hefei Meyer Optoelectronic Technology, Inc., Class A2	11,400,472	67,111
Granite Construction, Inc.	1,677,000	66,325
Fasadgruppen Group AB2,3	3,610,300	66,194
Kratos Defense & Security Solutions, Inc.[1]	2,959,051	66,016
Melrose Industries PLC[2]	27,747,591	64,208
DO & CO AG, non-registered shares[1,2,3]	779,520	63,241
Resideo Technologies, Inc.[1]	2,527,864	62,666
easyJet PLC[1,2]	6,905,475	61,514
IR Japan Holdings, Ltd.[2]	561,900	61,321
Midac Holdings Co., Ltd.[1,2,4]	1,245,600	58,547
Cargotec OYJ, Class B, non-registered shares[2]	1,132,500	57,450
Zhejiang Weixing New Building Materials Co., Ltd., Class A2	21,260,009	55,145
Addtech AB, Class B2	3,093,403	54,757
Textron, Inc.	780,000	54,452
RWS Holdings PLC[2]	6,400,000	53,936
John Bean Technologies Corp.	382,223	53,721
ACV Auctions, Inc., Class A1	2,992,920	53,543
CSW Industrials, Inc.	415,719	53,087
Pegasus Hava Tasimaciligi AS1,2,3	6,057,223	52,880
FTI Consulting, Inc.[1]	390,600	52,614
Astral, Ltd.[2]	1,784,112	51,733
Centre Testing International Group Co., Ltd.[2]	12,715,436	49,885
Howden Joinery Group PLC[2]	4,143,379	49,574
Guangzhou Baiyun International Airport Co., Ltd., Class A2	29,547,628	48,988
AFRY AB, Class B2	1,553,500	47,371
Barrett Business Services, Inc.[3]	610,765	46,577
Indutrade AB2	1,653,822	45,938
MDA, Ltd.[1,4]	3,426,600	44,016
LIXIL Corp.[2,4]	1,483,100	43,097
CoStar Group, Inc.[1]	500,000	43,030
First Advantage Corp.[1]	2,250,000	42,863
Driven Brands Holdings, Inc.[1]	1,430,000	41,313
XP Power, Ltd.[2]	583,458	40,465
Cummins India, Ltd.[2]	3,000,000	39,922
Avon Protection PLC[2]	1,528,500	39,895
Builders FirstSource, Inc.[1]	760,228	39,334
Copa Holdings, SA, Class A1	482,000	39,225
Controladora Vuela Compañía de Aviación, SAB de CV, ordinary participation certificates, Class A (ADR)[1]	1,785,000	38,931
ESCO Technologies, Inc.	490,796	37,791
Volution Group PLC[2]	5,658,600	37,413
Voltronic Power Technology Corp.[2]	610,000	37,031
G R Infraprojects, Ltd.[1,2]	1,461,700	36,585
Upwork Inc.[1]	777,246	34,999
Advanced Drainage Systems, Inc.	323,056	34,945
Rumo SA1	10,443,335	32,198
The AZEK Co., Inc., Class A1	864,400	31,577
CAE, Inc.[1]	1,052,600	31,447
Simpson Manufacturing Co., Inc.	270,449	28,930
Troax Group AB2	747,300	28,555
Sterling Check Corp.[1]	1,085,000	28,167
IAA, Inc.[1]	491,500	26,821
Grafton Group PLC[2]	1,437,900	24,468
Momentus, Inc., Class A1,7	2,225,000	23,585
Air Lease Corp., Class A	569,300	22,396
Sdiptech AB, Class B1,2	444,849	21,581
Froy ASA[1,2,4]	3,581,100	21,234
Azelio AB1,2,3,4	5,786,000	20,939
Lilium NV, Class A1,4	1,960,000	20,600

10	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
UFP Industries, Inc.	301,905	$20,524
INVISIO AB2	950,000	18,797
Munters Group AB2	2,272,660	18,610
AirTAC International Group[2]	594,000	18,591
Oshkosh Corp.	150,000	15,356
Green Landscaping Group AB1,2,4	1,644,000	14,670
Sitowise Group PLC[1,2]	1,530,182	13,990
Nitto Boseki Co., Ltd.[2]	414,000	13,817
Coor Service Management Holding AB2	1,450,000	13,744
Einride AB1,2,3,5,6	391,089	13,640
Otonomo Technologies Ltd.[1,7]	2,800,000	13,384
Mersen SA2	337,489	12,466
Imperial Logistics, Ltd.[2]	3,026,714	12,262
Fluidra, SA, non-registered shares[2]	295,000	11,656
Boa Vista Servicos SA	4,991,700	11,641
Interroll Holding AG2	2,650	11,216
Hexagon Purus ASA[1,2,4]	3,162,601	10,427
JELD-WEN Holding, Inc.[1]	415,000	10,387
Pyrum Innovations AG1,2	128,340	8,514
ICF International, Inc.	60,182	5,374
Kornit Digital Ltd.[1]	19,800	2,866
		14,445,588

Consumer discretionary 17.35%
Evolution AB2	7,916,558	1,203,384
YETI Holdings, Inc.[1,3]	6,054,875	518,842
Floor & Decor Holdings, Inc., Class A1	4,124,900	498,247
Helen of Troy, Ltd.[1,3]	1,927,702	433,116
TopBuild Corp.[1,3]	2,011,168	411,907
IDP Education, Ltd.[2]	11,816,861	290,688
Tube Investments of India, Ltd.[2,3]	15,422,242	288,934
Thor Industries, Inc.	2,315,800	284,288
zooplus AG, non-registered shares[1,2,3]	466,734	263,323
Entain PLC[1,2]	8,978,173	257,009
Wyndham Hotels & Resorts, Inc.	3,000,601	231,616
Dollarama, Inc.[4]	5,010,000	217,314
Kindred Group PLC (SDR)[2,3]	14,068,409	211,253
Momo.com, Inc.[2]	3,587,717	208,334
Food & Life Companies, Ltd.[2]	4,332,900	199,775
DraftKings, Inc., Class A1,4	4,106,126	197,751
Coursera, Inc.[1]	5,566,364	176,175
Everi Holdings, Inc.[1,3]	7,048,606	170,435
Jiumaojiu International Holdings, Ltd.[2]	56,428,000	170,335
Pool Corp.	391,999	170,288
Scientific Games Corp.[1]	2,004,204	166,489
Red Rock Resorts, Inc., Class A1	3,142,436	160,956
Watches of Switzerland Group PLC[1,2,3]	12,127,044	153,430
Auction Technology Group PLC[1,2,3]	8,335,148	148,698
BHG Group AB1,2,3	9,905,000	143,245
Five Below, Inc.[1]	804,402	142,226
Domino’s Pizza Group PLC[2,3]	24,475,815	129,598
Shop Apotheke Europe NV, non-registered shares[1,2,4]	870,557	128,744
Six Flags Entertainment Corp.[1]	2,986,240	126,915
Bajaj Electricals, Ltd.[1,2,3]	7,218,607	126,568
Bafang Electric (Suzhou) Co., Ltd., Class A2	3,058,340	123,490
Moncler SpA[2]	2,015,000	123,239
WH Smith PLC[1,2]	5,274,000	120,874
Williams-Sonoma, Inc.	658,000	116,683
Leslie’s, Inc.[1]	5,614,721	115,326
KB Home	2,957,918	115,122
Adient PLC[1]	2,752,000	114,070
MIPS AB2	1,130,500	113,373
Porch Group, Inc.[1,3,4]	6,412,252	113,369
Inchcape PLC[2]	10,268,000	111,506
SSP Group PLC[1,2]	30,015,488	110,967
Frontdoor, Inc.[1]	2,566,763	107,547
Wayfair, Inc., Class A1,4	416,000	106,292
Mercari, Inc.[1,2,4]	1,930,000	106,250

SMALLCAP World Fund	11

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Mattel, Inc.[1]	5,700,000	$105,792
Lennar Corp., Class A	1,058,458	99,156
Lennar Corp., Class B	21,169	1,643
Kontoor Brands, Inc.	1,910,000	95,405
Bright Horizons Family Solutions, Inc.[1]	678,549	94,603
Norwegian Cruise Line Holdings, Ltd.[1,4]	3,397,628	90,751
Bike24 Holding AG1,2,3	3,379,940	90,361
Traeger, Inc.[1,4]	4,314,170	90,296
Basic-Fit NV1,2,4	1,895,318	86,810
Musti Group OYJ[2,3]	2,428,879	86,680
Salvatore Ferragamo SpA[1,2,4]	4,163,958	84,775
Domino’s Pizza, Inc.	176,500	84,183
Hilton Grand Vacations, Inc.[1]	1,744,923	83,006
Games Workshop Group PLC[2]	600,400	82,534
Purple Innovation, Inc., Class A1,3	3,848,000	80,885
Cary Group AB1,2,3	7,857,142	79,878
Jumbo SA2	4,771,161	77,596
Asbury Automotive Group, Inc.[1]	393,402	77,398
Etsy, Inc.[1]	366,850	76,290
Levi Strauss & Co., Class A	2,950,000	72,305
Thule Group AB2	1,445,800	72,286
Tongcheng-Elong Holdings, Ltd.[1,2,4]	30,072,200	71,872
Nien Made Enterprise Co., Ltd.[2]	4,920,000	69,548
Dr. Martens PLC[1,2]	13,072,600	69,163
DESCENTE, Ltd.[1,2]	1,964,400	69,064
Skechers USA, Inc., Class A1	1,550,000	65,286
Strategic Education, Inc.	916,199	64,592
ASOS PLC[1,2]	1,607,415	64,178
Arco Platform, Ltd., Class A1,4	2,821,157	61,219
Vroom, Inc.[1,4]	2,760,700	60,929
B&M European Value Retail SA2	7,408,252	58,815
MADE.com Group PLC[1,2,3,4]	31,119,580	58,379
Polaris, Inc.	485,000	58,035
Cairn Homes PLC[2,3]	43,970,000	57,942
ThredUp Inc., Class A1,4	2,666,043	57,826
Toll Brothers, Inc.	1,043,184	57,678
Century Communities, Inc.	911,000	55,981
Golden Entertainment, Inc.[1]	1,126,208	55,286
OneSpaWorld Holdings, Ltd.[1,3,4]	5,353,108	53,370
Flutter Entertainment PLC (EUR denominated)[1,2]	259,095	50,863
China MeiDong Auto Holdings, Ltd.[2]	10,088,000	50,497
Gourmet Master Co., Ltd.[2,3]	9,503,000	49,381
M.D.C. Holdings, Inc.	1,044,930	48,819
POYA International Co., Ltd.[2]	2,879,392	48,714
RVRC Holding AB1,2,3	6,034,800	48,538
Powerschool Holdings, Inc., Class A1,4	1,972,300	48,538
Brunello Cucinelli SpA[1,2]	864,000	47,389
Just Eat Takeaway (EUR denominated)[1,2]	638,400	46,520
Darden Restaurants, Inc.	303,300	45,941
Caesars Entertainment, Inc.[1]	400,000	44,912
Lojas Quero-Quero SA3	14,974,560	44,684
Westwing Group AG, non-registered shares[1,2,3]	1,179,296	44,293
Grand Canyon Education, Inc.[1]	500,000	43,980
Pets at Home Group PLC[2]	6,752,000	43,482
Trainline PLC[1,2]	9,163,000	43,326
Macy’s, Inc.	1,900,000	42,940
D.R. Horton, Inc.	490,000	41,145
Xometry, Inc., Class A1,4	703,250	40,556
Cavco Industries, Inc.[1]	170,870	40,452
AcadeMedia AB2,3	5,658,097	38,581
Patrick Industries, Inc.	457,070	38,074
MakeMyTrip, Ltd., non-registered shares[1]	1,284,769	34,933
Cie. Plastic Omnium SA2	1,348,533	34,448
Alpen Co., Ltd.[2,4]	1,130,000	31,227
Countryside Properties PLC[1,2]	4,604,600	31,168
JOANN, Inc.[3,4]	2,729,250	30,404
Graham Holdings Co., Class B	50,000	29,458
Elior Group SA1,2	3,719,000	29,366
Melco International Development, Ltd.[1,2,4]	25,076,000	29,299

12	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Beazer Homes USA, Inc.[1,3]	1,659,813	$28,632
International Game Technology PLC[1]	1,082,000	28,478
Mazda Motor Corp.[1,2]	3,264,000	28,423
Nokian Renkaat OYJ[2]	738,000	26,185
MGM China Holdings, Ltd.[1,2]	41,858,248	25,927
LGI Homes, Inc.[1]	175,856	24,956
Roland Corp.[2]	530,600	24,071
Vail Resorts, Inc.[1]	71,000	23,718
Americanas SA, ordinary nominative shares[1]	3,985,121	22,627
Jamna Auto Industries, Ltd.[2]	17,988,741	21,529
Central Automotive Products, Ltd.[2]	787,200	21,440
Del Taco Restaurants, Inc.[3]	2,402,550	20,974
Installed Building Products, Inc.	189,361	20,290
Nordstrom, Inc.[1]	760,000	20,102
Shoei Co., Ltd.[2]	434,400	19,567
Smartfit Escola de Ginástica e Dança SA1	4,100,000	19,274
Desenio Group AB1,2	5,669,027	19,095
Leifheit AG, non-registered shares[2,4]	472,000	19,046
Zhongsheng Group Holdings, Ltd.[2]	2,121,500	17,051
The Original BARK Co.[1,4]	2,350,000	16,121
Westlife Development, Ltd.[1,2]	1,928,968	14,706
StockX, Inc.[1,2,5,6]	161,790	14,561
Paltac Corp.[2]	313,300	14,161
Relaxo Footwears, Ltd.[2]	890,000	13,607
Playtech PLC[1,2]	1,933,410	12,267
Aramark	356,556	11,716
Puuilo OYJ[1,2]	1,271,372	11,181
Goodyear Tire & Rubber Co. (USA)[1]	558,712	9,889
Dutch Bros., Inc., Class A1	213,211	9,236
Fox Factory Holding Corp.[1]	61,853	8,940
Aston Martin Lagonda Global Holdings PLC[1,2,4]	331,981	8,450
Royal Caribbean Cruises, Ltd.[1]	78,017	6,940
Ace Hardware Indonesia Tbk PT2	69,376,900	6,123
Bloomberry Resorts Corp.[1,2]	33,894,100	3,940
Detsky Mir PJSC[2]	2,136,130	3,823
OneWater Marine, Inc., Class A	34,641	1,393
China Zenix Auto International, Ltd. (ADR)[1]	2,152,000	1,184
Lojas Americanas SA, ordinary nominative shares	1,232,000	998
BNN Technology PLC[1,2,3,5]	19,007,000	—	[8]
		14,092,336

Health care 17.26%
Insulet Corp.[1]	2,884,282	819,799
Molina Healthcare, Inc.[1]	2,407,600	653,206
Biohaven Pharmaceutical Holding Co., Ltd.[1]	3,190,163	443,146
NovoCure, Ltd.[1]	3,621,597	420,721
Allakos, Inc.[1,3]	3,788,618	401,101
CanSino Biologics, Inc., Class H1,2,4	10,124,804	356,605
Agilon Health, Inc.[1,2,7]	13,114,300	329,977
PolyPeptide Group AG1,2,3	2,408,747	306,892
DexCom, Inc.[1]	552,500	302,140
Notre Dame Intermédica Participações SA	21,680,129	297,031
Amplifon SpA[2]	5,286,500	251,926
Pacific Biosciences of California, Inc.[1]	9,754,575	249,229
Vitrolife AB2	4,669,000	244,891
Pharmaron Beijing Co., Ltd., Class H2	9,308,000	221,183
AddLife AB, Class B2	5,990,168	217,359
Centene Corp.[1]	3,437,674	214,201
Cortexyme, Inc.[1,3,4]	2,242,561	205,553
BICO Group AB, Class B1,2,4	3,233,528	192,639
Ultragenyx Pharmaceutical, Inc.[1]	2,070,251	186,716
Legend Biotech Corp. (ADR)[1,4]	3,689,400	186,536
Bachem Holding AG, Class B2	242,844	184,809
Max Healthcare Institute, Ltd.[1,2]	36,974,348	176,975
GVS SpA[2,3]	12,299,081	174,811
Nevro Corp.[1]	1,341,464	156,120
Genus PLC[2]	2,108,000	154,518
Silk Road Medical, Inc.[1,3]	2,774,630	152,688

SMALLCAP World Fund	13

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Integra LifeSciences Holdings Corp.[1]	2,128,347	$145,749
Penumbra, Inc.[1]	508,744	135,580
AbCellera Biologics, Inc.[1,4]	6,514,332	130,547
Metropolis Healthcare, Ltd.[2,3]	3,491,571	126,134
Revance Therapeutics, Inc.[1,3,4]	4,512,630	125,722
Shockwave Medical, Inc.[1]	585,000	120,440
Globus Medical, Inc., Class A1	1,531,007	117,306
CONMED Corp.	875,287	114,514
Zai Lab, Ltd. (ADR)[1]	1,071,005	112,873
Health Catalyst, Inc.[1]	2,193,600	109,702
ICON PLC[1]	411,406	107,797
Arjo AB, Class B2	8,533,027	105,274
Mani, Inc.[2,3]	5,367,004	102,420
Laurus Labs, Ltd.[2]	12,245,000	100,895
Pulmonx Corp.[1,3,4]	2,754,500	99,107
Gland Pharma, Ltd.[1,2]	1,970,452	97,363
Tandem Diabetes Care, Inc.[1]	778,500	92,937
Vir Biotechnology, Inc.[1]	2,106,538	91,677
Surgical Science Sweden AB1,2,3	3,271,137	89,512
Ocumension Therapeutics[1,2,3,4]	37,102,000	88,719
Novavax, Inc.[1]	411,000	85,204
Exact Sciences Corp.[1]	890,000	84,950
TG Therapeutics, Inc.[1]	2,450,200	81,543
Warby Parker, Inc., Class A1	1,484,922	78,775
CompuGroup Medical SE & Co. KGaA[2]	922,800	75,988
Brii Biosciences, Ltd.[1,2,7]	12,989,542	59,974
Brii Biosciences, Ltd.[1,2]	3,225,000	16,010
Cano Health, Inc.[1]	5,979,714	75,823
Alignment Healthcare, Inc.[1,4]	4,737,200	75,700
Twist Bioscience Corp.[1]	704,000	75,307
Addus HomeCare Corp.[1,3]	938,900	74,877
Natera, Inc.[1]	643,000	71,656
Carl Zeiss Meditec AG, non-registered shares[2]	368,406	70,818
Zealand Pharma A/S1,2,3	2,414,836	69,352
Amvis Holdings, Inc.[2,4]	960,900	68,450
Hutchmed China, Ltd. (ADR)[1]	1,350,035	49,425
Hutchmed China, Ltd.[1,2,4]	2,554,000	18,532
Antares Vision SpA[1,2,3,4]	5,278,008	67,179
Shandong Pharmaceutical Glass Co., Ltd., Class A2	14,613,776	67,149
New Frontier Health Corp., Class A1,4	5,888,650	66,130
Allogene Therapeutics, Inc.[1]	2,501,703	64,294
Definitive Healthcare Corp., Class A1,4	1,500,000	64,245
Medlive Technology Co., Ltd.[1,2]	12,905,000	61,612
Inari Medical, Inc.[1]	757,410	61,426
New Horizon Health, Ltd.[1,2,4]	13,361,335	58,291
Poly Medicure, Ltd.[2]	4,511,022	56,170
CRISPR Therapeutics AG1	495,405	55,451
Fisher & Paykel Healthcare Corp., Ltd.[2]	2,510,000	55,190
Oak Street Health, Inc.[1,4]	1,293,500	55,013
Rubius Therapeutics, Inc.[1]	3,067,396	54,845
Editas Medicine, Inc.[1]	1,300,000	53,404
Nakanishi, Inc.[2]	2,255,800	51,499
Guardant Health, Inc.[1]	409,500	51,192
Revenio Group OYJ, non-registered shares[2]	792,790	50,282
Hikma Pharmaceuticals PLC[2]	1,521,400	50,051
Precision BioSciences, Inc.[1,3]	4,269,000	49,264
Phreesia, Inc.[1]	795,384	49,075
Adaptive Biotechnologies Corp.[1]	1,407,980	47,857
Amedisys, Inc.[1]	317,400	47,324
Seer, Inc., Class A1,4	1,370,000	47,306
NuVasive, Inc.[1]	766,000	45,845
Angelalign Technology, Inc.[1,2]	1,072,400	45,586
Zentalis Pharmaceuticals, Inc.[1]	683,000	45,515
Applied Molecular Transport, Inc.[1,4]	1,712,980	44,315
Jacobio Pharmaceuticals Group Co., Ltd.[1,2,4]	18,436,500	44,028
KRKA, dd, Novo mesto[2]	335,262	43,236
Cellectis SA (ADR)[1,3,4]	2,214,336	27,923
Cellectis SA, non-registered shares[1,2,3]	1,181,240	15,170
Fagron NV2	2,126,554	41,424

14	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Adaptimmune Therapeutics PLC (ADR)[1,3,4]	8,002,700	$41,374
Sosei Group Corp.[1,2,4]	2,359,600	40,224
Inhibrx, Inc.[1,4]	1,200,000	39,972
FIGS, Inc., Class A1,4	1,000,000	37,140
Glaukos Corp.[1]	750,322	36,143
Hypera SA, ordinary nominative shares	5,957,283	35,159
CellaVision AB, non-registered shares[2]	789,300	35,088
Haemonetics Corp.[1]	496,400	35,041
Genetron Holdings, Ltd. (ADR)[1]	2,472,191	34,240
Genomma Lab Internacional, SAB de CV, Series B1	35,953,000	34,121
Medacta Group SA1,2	216,959	33,785
Revolution Medicines, Inc.[1]	1,228,000	33,782
Hikal, Ltd.[2]	4,140,000	33,297
Encompass Health Corp.	443,400	33,273
Menicon Co., Ltd.[2,4]	842,000	32,801
Incyte Corp.[1]	474,000	32,602
Ambu AS, Class B, non-registered shares[2]	1,070,500	31,621
Syneos Health, Inc., Class A1	353,500	30,924
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A2	1,949,981	30,881
Xenon Pharmaceuticals, Inc.[1,4]	2,019,226	30,854
Classys, Inc.[2]	1,829,323	30,726
Hangzhou Tigermed Consulting Co., Ltd., Class A2	1,090,535	29,223
Teladoc Health, Inc.[1]	230,000	29,166
Olink Holding AB (ADR)[1,4]	1,177,156	28,546
Cue Health, Inc.[1,4]	2,375,000	28,049
Acerta Pharma BV1,2,5,6	195,556,815	27,730
Sysmex Corp.[2]	220,300	27,214
Creo Medical Group PLC[1,2,3,4]	11,533,623	26,954
Asahi Intecc Co., Ltd.[2]	962,400	26,404
Alnylam Pharmaceuticals, Inc.[1]	137,700	25,999
Nordhealth AS, Class A1,2,3	5,120,000	25,989
Dechra Pharmaceuticals PLC[2]	398,000	25,926
Privia Health Group, Inc.[1]	1,098,000	25,869
Strides Pharma Science, Ltd.[1,2]	2,980,558	23,528
CM Hospitalar SA1	5,671,671	23,444
Oncoclinicas do Brasil Servicos Medicos SA1	9,252,000	22,885
Fleury SA, ordinary nominative shares	5,540,900	22,506
OdontoPrev SA, ordinary nominative shares	6,925,700	20,933
Quantum-SI, Inc., Class A1	2,500,000	20,850
Chemed Corp.	42,000	19,535
Autolus Therapeutics PLC (ADR)[1,4]	2,955,806	19,361
Gracell Biotechnologies, Inc., Class A (ADR)[1,4]	1,388,988	19,265
Signify Health, Inc., Class A1,4	1,000,000	17,870
Adagene, Inc. (ADR)[1,4]	1,137,532	16,494
Scholar Rock Holding Corp.[1,4]	475,000	15,684
Acutus Medical, Inc.[1,4]	1,600,000	14,144
Diagnósticos da América SA	1,728,463	13,813
HBM Holdings, Ltd.[1,2]	15,992,000	13,732
Certara, Inc.[1]	397,595	13,160
Schrodinger, Inc.[1]	232,084	12,690
Kronos Bio, Inc.[1,4]	600,000	12,576
WIN-Partners Co., Ltd.[2]	1,402,700	12,330
Global Blood Therapeutics, Inc.[1]	467,520	11,912
Aveanna Healthcare Holdings, Inc.[1]	1,246,000	9,993
Karuna Therapeutics, Inc.[1]	78,600	9,615
Sana Biotechnology, Inc.[1,4]	426,000	9,593
Pacific Edge, Ltd.[1,2]	8,703,703	9,313
Deciphera Pharmaceuticals, Inc.[1]	270,000	9,175
Cronos Group, Inc.[1,4]	1,585,000	8,947
KRY International AB, Series A1,2,5,6	19,744	8,565
Implantica AG, Class A (SDR)[1,2]	700,000	7,323
Galapagos NV1,2	139,195	7,304
Intervacc AB1,2,4	850,000	6,377
Xvivo Perfusion AB1,2	135,500	5,952
Talkspace, Inc., Class A1	1,554,641	5,674
Bausch Health Companies, Inc.[1]	200,000	5,570
IN8bio, Inc.[1]	800,000	5,520
Innovage Holding Corp.[1]	825,300	5,455
Bonesupport Holding AB1,2	1,200,000	5,432

SMALLCAP World Fund	15

Common stocks (continued)	Shares	Value (000)
Health care (continued)
PetIQ, Inc., Class A1,4	181,500	$4,532
Black Diamond Therapeutics, Inc.[1,4]	525,000	4,441
Nanoform Finland PLC[1,2]	351,000	3,294
Berkeley Lights, Inc.[1]	124,831	2,442
Eargo, Inc.[1,4]	135,000	909
		14,016,970

Financials 9.00%
SVB Financial Group[1]	606,500	392,333
Ares Management Corp., Class A	5,174,776	382,054
Janus Henderson Group PLC	6,819,041	281,831
Bridgepoint Group PLC[1,2]	37,280,545	254,040
Trupanion, Inc.[1,3]	3,111,062	241,636
East West Bancorp, Inc.	3,044,577	236,077
Marqeta, Inc., Class B1,2,7	11,068,797	235,048
First Republic Bank	1,141,825	220,235
Aavas Financiers, Ltd.[1,2,3]	6,280,980	213,203
Goosehead Insurance, Inc., Class A	1,310,968	199,647
Essent Group, Ltd.	4,480,800	197,200
AU Small Finance Bank, Ltd.[1,2]	11,857,100	183,848
Independent Bank Group, Inc.[3]	2,213,646	157,257
SouthState Corp.	2,099,211	156,748
Capitec Bank Holdings, Ltd.[2]	1,242,943	150,193
RenaissanceRe Holdings, Ltd.	1,058,600	147,569
Enstar Group, Ltd.[1]	619,500	145,415
Seacoast Banking Corporation of Florida[3]	4,106,901	138,854
Focus Financial Partners, Inc., Class A1	2,640,931	138,306
Cholamandalam Investment and Finance Co., Ltd.[2]	17,582,421	132,587
TCS Group Holding PLC (GDR)[2]	1,407,625	128,162
TCS Group Holding PLC (GDR)[2,7]	31,700	2,886
Upstart Holdings, Inc.[1]	402,465	127,356
Bajaj Finance, Ltd.[2]	1,202,961	123,494
Eurobank Ergasias Services and Holdings SA1,2	130,196,554	121,913
Western Alliance Bancorporation	1,100,128	119,716
Radian Group, Inc.	4,910,751	111,572
Live Oak Bancshares, Inc.	1,634,993	104,035
Stifel Financial Corp.	1,477,350	100,401
AJ Bell PLC[2]	18,325,000	98,351
IIFL Wealth Management, Ltd.[2]	4,379,654	92,451
Patria Investments, Ltd., Class A3	5,603,834	91,511
Indian Energy Exchange, Ltd.[2]	10,468,727	90,165
StepStone Group, Inc., Class A	1,853,600	79,038
TMX Group, Ltd.	699,000	75,380
Euronext NV2	585,333	66,052
Banca Generali SpA[1,2]	1,416,423	62,119
Valley National Bancorp	4,567,000	60,787
Multi Commodity Exchange of India, Ltd.[2]	2,540,000	56,350
SiriusPoint, Ltd.[1]	6,022,900	55,772
PacWest Bancorp	1,220,000	55,290
The Bank of N.T. Butterfield & Son, Ltd.	1,550,000	55,040
NMI Holdings, Inc.[1]	2,147,927	48,565
Uzabase, Inc.[1,2,3]	2,145,100	46,409
MGIC Investment Corp.	3,101,550	46,399
VZ Holding AG2	465,000	46,096
Webster Financial Corp.	843,652	45,945
Moelis & Co., Class A	719,000	44,485
Korea Investment Holdings Co., Ltd.[2]	590,280	42,372
City Union Bank, Ltd.[2]	19,531,129	41,253
Antin Infrastructure Partners SA1,2	1,210,502	40,804
Nova Ljubljanska Banka dd (GDR)[2]	2,360,226	39,733
Hamilton Lane Inc., Class A	442,970	37,573
Pine Labs Pte., Ltd.[1,2,5,6]	76,998	37,311
Bolsa Mexicana de Valores, SAB de CV, Series A	19,002,880	36,567
Umpqua Holdings Corp.	1,785,500	36,156
EFG International AG2	4,814,800	34,893
Artisan Partners Asset Management, Inc., Class A	705,000	34,489
ICICI Securities, Ltd.[2]	3,293,062	33,576
AssetMark Financial Holdings, Inc.[1]	1,350,000	33,575

16	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Funding Circle Holdings PLC[1,2]	14,713,073	$30,796
Victory Capital Holdings, Inc., Class A4	812,000	28,428
eGuarantee, Inc.[2]	1,268,348	28,201
Alpha Services and Holdings SA1,2	22,170,967	27,786
Hilltop Holdings, Inc.	850,000	27,770
Archer Aviation, Inc., Class A1,2	3,134,336	26,163
Linc AB1,2	2,358,208	24,001
IIFL Finance Ltd.[2]	6,110,207	23,507
Kinsale Capital Group, Inc.	144,120	23,304
Hiscox, Ltd.[2]	2,060,606	23,166
PT Bank Rakyat Indonesia Agroniaga Tbk[1,2]	147,804,400	22,887
The Tel Aviv Stock Exchange, Ltd.[2]	4,312,024	22,856
BOK Financial Corp.	250,368	22,420
Aptus Value Housing Finance India, Ltd.[1,2]	5,246,052	22,365
Qualitas Controladora, SAB de CV	4,600,000	21,080
Open Lending Corp.[1]	575,641	20,763
Regional, SAB de CV, Series A	3,522,159	20,271
Close Brothers Group PLC[2]	881,900	18,223
Silvergate Capital Corp., Class A1	137,900	15,927
Hellenic Exchanges-Athens Stock Exchange SA2,3	3,500,000	13,967
HDFC Asset Management Co., Ltd.[2]	319,780	12,489
SBI Holdings, Inc.[2]	505,000	12,459
Discovery, Ltd.[1,2]	899,883	8,177
MJ Hudson Group PLC[1,2]	4,837,363	3,273
		7,308,402

Consumer staples 3.28%
Emmi AG2,3	318,222	328,323
Ocado Group PLC[1,2]	10,398,813	231,284
Simply Good Foods Co., Class A1,3	6,651,000	229,393
Freshpet, Inc.[1]	1,169,632	166,895
Monde Nissin Corp.[1,2]	450,277,767	165,531
Fevertree Drinks PLC[2]	4,196,369	133,828
Grocery Outlet Holding Corp.[1,3]	5,913,486	127,554
Raia Drogasil SA, ordinary nominative shares	28,750,000	123,378
Milbon Co., Ltd.[2,3]	1,828,900	112,067
Kotobuki Spirits Co., Ltd.[2]	1,483,200	101,684
BJ’s Wholesale Club Holdings, Inc.[1]	1,455,608	79,942
AAK AB2	3,563,609	76,622
COSMOS Pharmaceutical Corp.[2]	412,300	70,315
Dole PLC[1,4]	3,721,980	63,125
United Spirits, Ltd.[1,2]	4,506,665	51,352
Zur Rose Group AG1,2	127,980	50,792
Vector Group, Ltd.	3,971,496	50,637
Hilton Food Group PLC[2]	3,062,967	48,255
Sovos Brands, Inc.[1,4]	3,333,400	46,501
Nu Skin Enterprises, Inc., Class A	1,100,000	44,517
Performance Food Group Co.[1]	928,000	43,115
Bakkafrost P/F2	517,500	42,606
Varun Beverages, Ltd.[2]	2,973,313	35,895
Sok Marketler Ticaret AS, non-registered shares[2]	27,025,951	35,839
BidCorp, Ltd.[1,2]	1,640,857	35,288
Fresh Del Monte Produce, Inc.	1,028,000	33,122
Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd., Class A2	6,624,986	32,289
Avenue Supermarts, Ltd.[1,2]	417,313	23,771
PZ Cussons PLC[2]	6,017,310	18,200
Hostess Brands, Inc., Class A1	1,010,000	17,544
Nomad Foods, Ltd.[1]	500,000	13,780
Century Pacific Food, Inc.[2]	25,901,000	13,528
Icelandic Salmon AS1,2,4	515,000	8,379
Beyond Meat, Inc.[1,4]	73,395	7,726
		2,663,077

Communication services 2.36%
Iridium Communications, Inc.[1]	4,256,695	169,629
Iridium Communications, Inc.[1,7]	636,132	25,350
New York Times Co., Class A	3,865,100	190,433
Bandwidth, Inc., Class A1	1,687,700	152,366

SMALLCAP World Fund	17

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
JCDecaux SA1,2	5,744,911	$151,710
Nordic Entertainment Group AB, Class B1,2	2,663,433	143,069
Yandex NV, Class A1	1,530,000	121,926
JOYY Inc., Class A (ADR)	1,782,000	97,707
DIP Corp.[2]	2,401,400	91,426
Daily Mail and General Trust PLC, Class A, nonvoting shares[2]	5,273,803	76,008
YouGov PLC[2]	3,518,294	59,962
Direct Marketing MIX, Inc.[2,3]	1,312,000	50,358
Trustpilot AS1,2	9,251,489	48,066
Future PLC[1,2]	945,924	46,379
Zillow Group, Inc., Class C, nonvoting shares[1]	525,000	46,273
Cable One, Inc.	25,321	45,910
CTS Eventim AG & Co. KGaA[1,2]	471,400	35,669
4imprint Group PLC[2]	866,001	34,979
Zee Entertainment Enterprises, Ltd.[2]	7,932,200	32,370
Tata Communications, Ltd.[2]	1,725,254	32,157
Ascential PLC[1,2]	5,561,296	30,690
Huuuge, Inc.[1,2]	2,977,596	30,545
Pebble Group PLC[1,2,3]	13,396,071	28,975
Paradox Interactive AB2	1,473,435	23,616
Vimeo, Inc.[1]	786,700	23,105
Playstudios, Inc., Class A1	4,500,000	20,520
Hemnet Group AB1,2	886,257	17,117
Capcom Co., Ltd.[2]	543,719	15,102
Bambuser AB1,2	6,920,149	14,608
Bengo4.com, Inc.[1,2,4]	241,100	13,876
MTN Group, Ltd.[1,2]	1,458,066	13,684
Boat Rocker Media, Inc.[1,4]	2,103,504	12,456
Frontier Communications Parent, Inc.[1]	439,057	12,237
Indus Towers, Ltd.[2]	2,202,579	9,063
Skillz, Inc., Class A1,2,7	156,976	1,434
		1,918,775

Materials 2.34%
Navin Fluorine International, Ltd.[2,3]	3,654,309	180,182
APL Apollo Tubes, Ltd.[2,3]	14,384,000	159,233
CCL Industries, Inc., Class B, nonvoting shares	2,262,200	117,164
Nanofilm Technologies International, Ltd.[2,3]	34,696,300	105,677
PI Industries, Ltd.[2]	2,223,929	95,001
JCU Corp.[2,3,4]	2,174,900	86,616
MMG, Ltd.[1,2]	190,768,000	78,782
LANXESS AG2	1,118,084	76,030
SK Materials Co., Ltd.[2]	210,918	72,971
Diversey Holdings, Ltd.[1]	4,199,000	67,352
Alcoa Corp.[1]	1,260,000	61,664
Re:NewCell AB1,2,3,4	2,462,272	61,257
Lundin Mining Corp.	8,514,400	61,240
Summit Materials, Inc., Class A1	1,853,320	59,251
H.B. Fuller Co.	866,200	55,922
Vidrala, SA, non-registered shares[2]	478,335	52,186
Tronox Holdings PLC, Class A	2,068,000	50,976
Aluflexpack AG1,2,3	1,309,666	45,884
ACC, Ltd.[2]	1,377,000	41,761
SSR Mining, Inc.	2,445,000	35,575
Yamana Gold, Inc.[4]	8,881,000	35,169
Allegheny Technologies, Inc.[1]	2,098,602	34,900
Danimer Scientific, Inc., Class A1,4	2,074,887	33,904
Croda International PLC[2]	267,795	30,581
Berger Paints India, Ltd.[1,2]	2,500,993	27,252
Arkema SA2	197,500	26,126
Venator Materials PLC[1,3]	8,519,540	24,281
Indigo Paints, Ltd.[1,2]	696,004	23,967
Sandstorm Gold, Ltd.[1]	3,577,197	20,605
Vinati Organics, Ltd.[2]	784,886	20,469
Origin Materials, Inc., Class A1	2,500,000	17,025
Gulf Oil Lubricants India, Ltd.[2]	1,476,661	11,620

18	SMALLCAP World Fund

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Fuso Chemical Co., Ltd.[2]	253,100	$11,470
Gerdau SA (ADR)	2,011,500	9,897
Shandong Sinocera Functional Material Co., Ltd., Class A2	949,821	6,050
		1,898,040

Real estate 1.54%
Altus Group, Ltd.[3]	3,539,988	172,723
DigitalBridge Group, Inc. REIT, Class A1,4	24,048,774	145,014
CIFI Ever Sunshine Services Group, Ltd.[2,4]	69,614,000	138,355
Embassy Office Parks REIT[2]	22,010,000	100,196
SRE Holdings Corp.[1,2,3]	1,162,500	82,123
K-Fast Holding AB, Class B1,2,3,4	9,796,068	81,175
Concentradora Fibra Danhos REIT, SA de CV	57,554,482	70,962
MGM Growth Properties LLC REIT, Class A	1,767,000	67,676
Real Matters, Inc.[1,3]	6,373,367	50,520
JHSF Participações SA3	46,022,472	50,030
Samhallsbyggnadsbolaget i Norden AB, Class B2	7,264,000	40,057
Mindspace Business Parks REIT[2]	9,000,000	37,191
FirstService Corp.	200,000	36,160
Shimao Services Holdings, Ltd.[2]	16,829,000	34,555
Redwood Trust, Inc. REIT	2,562,000	33,024
Macrotech Developers, Ltd.[1,2]	2,331,038	32,877
Douglas Emmett, Inc. REIT	910,000	28,765
Genova Property Group AB1,2,3	2,126,731	28,296
Americold Realty Trust REIT	217,800	6,327
Park Hotels & Resorts, Inc. REIT[1]	270,400	5,175
BR Malls Participacoes SA, ordinary nominative shares[1]	3,357,560	4,982
Pebblebrook Hotel Trust REIT	219,000	4,908
		1,251,091

Energy 1.19%
Cimarex Energy Co.	1,971,000	171,871
Pioneer Natural Resources Company	629,255	104,777
Northern Oil and Gas, Inc.[3,4]	4,875,000	104,325
New Fortress Energy, Inc., Class A4	2,340,000	64,935
Denbury, Inc.[1,4]	855,000	60,064
Vine Energy, Inc., Class A1,4	3,282,000	54,055
APA Corp.	2,478,500	53,114
Chesapeake Energy Corp.	817,500	50,350
Cactus, Inc., Class A	1,300,791	49,066
Renewable Energy Group, Inc.[1]	900,000	45,180
Worley, Ltd.[2]	5,701,172	40,108
Viper Energy Partners LP	1,455,000	31,792
Magnolia Oil & Gas Corp., Class A	1,632,000	29,033
Equitrans Midstream Corp.	2,736,742	27,751
Venture Global LNG, Inc., Series C1,2,5,6,7	4,240	20,346
Helmerich & Payne, Inc.	690,600	18,929
Aegis Logistics, Ltd.[2]	5,285,594	16,057
Savannah Energy PLC[1,2,3,5]	64,599,102	15,998
Diamondback Energy, Inc.	50,000	4,733
Petronet LNG, Ltd.[2]	1,384,229	4,421
		966,905

Utilities 0.28%
AC Energy Corp.[2]	567,933,920	125,420
ENN Energy Holdings, Ltd.[2]	3,166,000	51,846
Black Hills Corp.	379,000	23,786
Neoenergia SA	5,959,000	16,753
Hawaiian Electric Industries, Inc.	220,859	9,018
Mytrah Energy, Ltd.[1,2,3,5]	10,418,000	140
		226,963

Total common stocks (cost: $42,315,310,000)		75,917,195

SMALLCAP World Fund	19

Preferred securities 1.47%	Shares	Value (000)
Information technology 0.45%
Avidxchange Holdings, Inc., Series F, preferred shares[1,2,3,5,6]	2,159,548	$141,386
Patreon, Inc., Series E, preferred shares[1,2,5,6]	698,208	39,100
Patreon, Inc., Series Seed, preferred shares[1,2,5,6]	163,096	9,133
Outreach Corp., Series G, preferred shares[1,2,5,6]	1,554,053	45,483
Gitlab, Inc., Series E, preferred shares[1,2,5,6]	1,044,048	42,378
PsiQuantum, Corp., Series D, preferred shares[1,2,5,6]	1,334,542	35,000
Credo Technology Group Holding, Ltd., Series D, 8.00% noncumulative preferred shares[1,2,5,6]	4,005,527	23,253
Credo Technology Group Holding, Ltd., Series D+, 8.00% noncumulative preferred shares[1,2,5,6]	744,555	4,322
Yotpo, Ltd., Series F, preferred shares[1,2,5,6,7]	8,332,809	18,329
Yotpo, Ltd., Series B, preferred shares[1,2,5,6,7]	1,111,347	2,444
Yotpo, Ltd., Series C, preferred shares[1,2,5,6,7]	1,057,985	2,327
Yotpo, Ltd., Series A-1, preferred shares[1,2,5,6,7]	709,592	1,561
Yotpo, Ltd., Series A, preferred shares[1,2,5,6,7]	345,899	761
Yotpo, Ltd., Series C-1, preferred shares[1,2,5,6,7]	293,302	645
Yotpo, Ltd., Series D, preferred shares[1,2,5,6,7]	163,552	360
Yotpo, Ltd., Series B-1, preferred shares[1,2,5,6,7]	130,625	287
		366,769

Industrials 0.41%
Azul SA, preferred nominative shares (ADR)[1]	7,105,974	142,546
Azul SA, preferred nominative shares[1]	771,000	5,155
Relativity Space, Inc., Series D, preferred shares[1,2,3,5,6]	2,143,751	48,953
Relativity Space, Inc., Series E, preferred shares[1,2,3,5,6]	464,197	10,600
Einride AB, Series B, preferred shares[1,2,3,5,6]	1,334,588	46,547
ABL Space Systems Co., Series B, preferred shares[1,2,5,6]	777,162	40,249
WorkRise Technologies, Inc., Series E, preferred shares[1,2,5,6]	95,423	40,194
		334,244

Health care 0.41%
Sartorius AG, nonvoting non-registered preferred shares[2]	306,600	195,257
Laronde, Inc., Series B, 6.00% preferred shares[1,2,5,6]	1,785,714	50,000
KRY International AB, Series E, preferred shares[1,2,5,6]	114,059	49,478
Bluestar Genomics, Inc., Series C, noncumulative preferred shares, 5.00% 2022[1,2,3,5,6]	1,531,102	15,101
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,2,5,6]	4,397,107	12,347
Artiva Biotherapeutics, Inc., Series B, preferred shares[1,2,5,6]	636,364	7,000
		329,183

Financials 0.10%
PPRO Holding GMBS, Series B, 8.00% preferred shares[1,2,3,5,6]	13,618	54,312
Pine Labs Pte., Ltd., Series J, cumulative preferred shares[1,2,5,6]	57,100	27,669
		81,981

Consumer discretionary 0.10%
Grove Collaborative, Inc., Series E, preferred shares[1,2,5,6]	2,611,018	27,311
Cava Group, Inc., Series F, preferred shares[1,2,5,6,7]	664,364	26,395
StockX, Inc., Series E-1, preferred shares[1,2,5,6]	222,222	20,000
StockX, Inc., Series AA, preferred shares[1,2,5,6]	57,338	5,160
StockX, Inc., Series B, preferred shares[1,2,5,6]	3,094	279
		79,145

Total preferred securities (cost: $808,869,000)		1,191,322

Rights & warrants 0.18%
Information technology 0.15%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2023[1,2,7]	2,119,100	122,669
Foursquare Labs, Inc., warrants, expire 2033[1,2,5,6]	1,163,990	788
		123,457

Consumer staples 0.02%
Qingdao Richen Food Co., Ltd., Class A, warrants, expire 2022[1,2,7]	2,415,300	15,743

Industrials 0.01%
Momentus, Inc., warrants, expire 2026[1]	2,225,000	5,930

Total rights & warrants (cost: $133,610,000)		145,130

20	SMALLCAP World Fund

Convertible stocks 0.07%	Shares	Value (000)
Communication services 0.05%
Nextdoor, Inc., Series H, convertible preferred shares[2,5,6,7]	1,512,513	$39,680

Information technology 0.02%
RealSelf, Inc., Series C, convertible preferred shares[1,2,3,5,6]	3,468,862	19,495

Total convertible stocks (cost: $49,833,000)		59,175

Short-term securities 5.99%
Money market investments 5.18%
Capital Group Central Cash Fund 0.06%[3,9]	42,099,081	4,210,329

Money market investments purchased with collateral from securities on loan 0.81%
Capital Group Central Cash Fund 0.06%[3,9,10]	1,881,202	188,139
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[9,10]	110,000,000	110,000
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[9,10]	100,303,559	100,304
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[9,10]	90,000,000	90,000
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[9,10]	50,000,000	50,000
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[9,10]	45,000,000	45,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[9,10]	44,000,000	44,000
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[9,10]	27,000,000	27,000
		654,443

Total short-term securities (cost: $4,864,428,000)		4,864,772
Total investment securities 101.19% (cost: $48,172,050,000)		82,177,594
Other assets less liabilities (1.19)%		(963,402)

Net assets 100.00%		$81,214,192

Investments in affiliates3

	Value of affiliates at 10/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2021 (000)	Dividend income (000)
Common stocks 21.48%
Information technology 4.97%
eMemory Technology, Inc.[2]	$71,353	$67,425	$327	$24	$286,901	$425,376	$1,634
Netcompany Group AS, non-registered shares[2]	261,807	12,613	57,415	27,312	67,366	311,683	443
SHIFT, Inc.[1,2]	149,519	58,714	26,227	17,426	81,760	281,192	—
Kulicke and Soffa Industries, Inc.	—	243,679	—	—	33,874	277,553	1,405
Keywords Studios PLC[1,2]	53,740	161,461	12,201	(926)	35,080	237,154	—
Money Forward, Inc.[1,2,4]	71,443	112,753	15,559	8,096	58,437	235,170	—
Net One Systems Co., Ltd.[2]	313,706	13,177	16,497	5,906	(89,708)	226,584	4,716
Network International Holdings PLC[1,2]	102,957	57,526	1,139	(98)	56,009	215,255	—
Nagarro SE1,2,4	—	90,960	14,512	5,292	62,709	144,449	—
Bottomline Technologies (de), Inc.[1]	146,392	4,527	—	—	(10,520)	140,399	—
Megaport, Ltd.[1,2]	139,672	—	11,403	8,522	(3,976)	132,815	—
Computer Age Management Services, Ltd.[2]	10,130	57,807	—	—	60,407	128,344	1,232
GB Group PLC[2]	96,159	2,979	—	—	26,385	125,523	948
PAR Technology Corp.[1,4]	39,764	69,755	—	—	15,910	125,429	—
Global Unichip Corp.[2]	41,928	31,303	—	—	49,705	122,936	1,257

SMALLCAP World Fund	21

Investments in affiliates3 (continued)

	Value of affiliates at 10/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2021 (000)	Dividend income (000)
Dye & Durham, Ltd.	$23,232	$88,819	$9,922	$—	$19,063	$121,192	$120
Tanla Platforms, Ltd.[2]	—	59,312	—	—	53,022	112,334	125
Ideagen PLC[2]	—	79,031	—	—	7,763	86,794	22
Appier Group, Inc.[1,2,4]	—	99,220	—	—	(17,766)	81,454	—
Dexerials Corp.[2]	18,537	24,099	—	—	21,003	63,639	1,551
Zuken, Inc.[2]	3,746	44,416	—	—	11,196	59,358	295
Hennge KK1,2,4	—	56,580	4,323	(6,524)	10,327	56,060	—
Boku, Inc.[1,2,4,7]	—	48,584	—	—	5,060	53,644	—
Cherry AG1,2	—	53,736	—	—	(1,456)	52,280	—
Unifiedpost Group SA1,2	51,564	11,545	—	—	(12,498)	50,611	—
LPKF Laser & Electronics AG, non-registered shares[2,4]	42,521	10,070	—	—	(7,917)	44,674	240
SmartCraft ASA, Class A1,2	—	53,700	25,766	—	6,238	34,172	—
Smaregi, Inc.[1,2,4]	14,647	4,476	—	—	14,893	34,016	—
EcoOnline Holding AS1,2,4	—	58,832	29,416	—	(345)	29,071	—
Dock, Ltd.[1,2,5,6,11]	—	26,000	—	—	1,080	27,080	—
CANCOM SE, non-registered shares[1,2,12]	148,833	—	143,317	1,835	(7,351)	—	—
Clear Secure, Inc., Class A1,12	—	34,844	—	—	5,494	—	—
Fortnox AB2,12	143,848	—	193,905	132,383	(21,408)	—	285
Nuvei Corp., subordinate voting shares[1,7,12]	83,460	—	58,727	7,331	(32,064)	—	—
Paya Holdings Inc., Class A1,12	—	26,378	25,583	(795)	—	—	—
Paya Holdings Inc., Class A1,2,7,12	—	50,000	60,997	10,997	—	—	—
SimCorp AS2,12	287,448	10,103	213,130	69,337	(78,229)	—	1,311
Smartsheet, Inc., Class A1,12	339,768	7,161	62,402	27,654	110,498	—	—
Tokai Carbon Korea Co., Ltd.[2,12]	—	141,455	83,145	(43,995)	2,235	—	172
Yext, Inc.[1,12]	107,110	—	126,131	34,785	(15,764)	—	—
						4,036,241
Industrials 5.15%
IMCD NV2	419,005	—	—	—	249,133	668,138	4,280
BayCurrent Consulting, Inc.[2]	57,697	188,918	6,253	356	383,661	624,379	2,139
Diploma PLC[2]	217,621	107,080	30,520	—	80,404	374,585	5,219
Saia, Inc.[1]	134,364	79,240	—	—	135,501	349,105	—
Boyd Group Services, Inc.[4]	166,456	44,268	9,727	1,817	34,272	237,086	515
Visional, Inc.[1,2]	—	137,690	—	—	49,026	186,716	—
Carel Industries SpA[2]	165,092	4,432	22,670	10,169	29,681	186,704	983
Arcosa, Inc.	108,252	101,923	34,633	(10,073)	10,899	176,368	648
Japan Elevator Service Holdings Co., Ltd.[2]	97,944	33,586	—	—	31,866	163,396	611
Instalco AB2	71,427	12,304	4,253	1,115	77,414	158,007	1,107
Comfort Systems USA, Inc.	—	134,795	—	—	2,245	137,040	561
Alfen NV1,2	81,133	15,756	9,497	3,387	43,840	134,619	—
Sun Country Airlines Holdings, Inc.[1]	—	111,119	27,382	5,563	15,647	104,947	—
Montana Aerospace AG1,2	—	157,364	78,682	—	20,148	98,830	—
Montrose Environmental Group, Inc.[1]	18,794	40,090	—	—	36,810	95,694	—
Johns Lyng Group, Ltd.[2,4]	—	78,148	—	—	1,293	79,441	364
Interface, Inc.	9,547	43,730	—	—	18,247	71,524	126
Marlowe PLC[1,2]	—	106,481	45,941	—	9,184	69,724	—
Fasadgruppen Group AB2	—	51,266	25,107	—	40,035	66,194	262
DO & CO AG, non-registered shares[1,2]	8,882	42,909	—	—	11,450	63,241	—
Pegasus Hava Tasimaciligi AS1,2	—	59,540	—	—	(6,660)	52,880	—
Barrett Business Services, Inc.	21,658	12,319	—	—	12,600	46,577	733
Azelio AB1,2,4	6,443	22,032	—	—	(7,536)	20,939	—

22	SMALLCAP World Fund

Investments in affiliates3 (continued)

	Value of affiliates at 10/1/2020 (000)		Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2021 (000)		Dividend income (000)
Einride AB1,2,5,6	$—		$8,938	$—	$—	$4,702	$13,640		$—
Avon Protection PLC[2,11,12]	130,603		19,916	41,360	5,035	(74,299)	—		947
Bingo Industries Ltd.[2,12]	85,378		—	130,282	63,062	(18,158)	—		566
Grace Technology, Inc.[12]	50,981		6,989	39,750	(9,930)	(8,290)	—		168
Granite Construction, Inc.[12]	40,979		12,088	48,572	9,421	52,409	—		1,190
Greaves Cotton Ltd.[1,2,12]	13,291		—	13,277	(13,401)	13,387	—		—
Matson, Inc.[12]	87,156		—	13,713	5,815	80,064	—		2,046
Meggitt PLC[1,2,12]	147,363		144,186	455,603	240,699	151,669	—		—
							4,179,774
Consumer discretionary 4.83%
YETI Holdings, Inc.[1]	226,417		74,713	9,137	3,309	223,540	518,842		—
Helen of Troy, Ltd.[1]	126,272		269,374	—	—	37,470	433,116		—
TopBuild Corp.[1]	403,067		15,183	95,957	73,128	16,486	411,907		—
Tube Investments of India, Ltd.[2]	50,583		122,873	—	—	115,478	288,934		630
zooplus AG, non-registered shares[1,2]	106,273		120	55,670	41,239	171,361	263,323		—
Kindred Group PLC (SDR)[2]	52,539		95,433	—	—	63,281	211,253		2,467
Everi Holdings, Inc.[1]	39,528		30,141	—	—	100,766	170,435		—
Watches of Switzerland Group PLC[1,2]	—		120,138	—	—	33,292	153,430		—
Auction Technology Group PLC[1,2]	—		133,177	33,704	—	49,225	148,698		—
BHG Group AB1,2	120,598		42,183	14,095	9,369	(14,810)	143,245		—
Domino’s Pizza Group PLC[2]	124,794		—	9,746	792	13,758	129,598		4,077
Bajaj Electricals, Ltd.[1,2]	46,868		5,497	—	—	74,203	126,568		—
Porch Group, Inc.[1,4]	—		112,359	—	—	1,010	113,369		—
Bike24 Holding AG1,2	—		112,963	51,872	—	29,270	90,361		—
Musti Group OYJ[2]	54,475		25,781	22,119	10,499	18,044	86,680		1,181
Purple Innovation, Inc., Class A1	59,739		44,680	—	—	(23,534)	80,885		—
Cary Group AB1,2	—		63,752	—	—	16,126	79,878		—
MADE.com Group PLC[1,2,4]	—		139,697	69,324	—	(11,994)	58,379		—
Cairn Homes PLC[2]	46,064		—	8,373	(2,130)	22,381	57,942		1,377
OneSpaWorld Holdings, Ltd.[1,4]	24,501		32,624	16,565	(10,301)	23,111	53,370		—
Gourmet Master Co., Ltd.[2]	20,424		21,835	—	—	7,122	49,381		1,217
RVRC Holding AB1,2	—		55,520	—	—	(6,982)	48,538		—
Lojas Quero-Quero SA	22,356		21,171	—	—	1,157	44,684		168
Westwing Group AG, non-registered shares[1,2]	21,793		10,688	—	—	11,812	44,293		—
AcadeMedia AB2	65,102		—	22,134	10,191	(14,578)	38,581		1,389
JOANN, Inc.[4]	—		33,949	—	—	(3,545)	30,404		513
Beazer Homes USA, Inc.[1]	21,910		—	—	—	6,722	28,632		—
Del Taco Restaurants, Inc.	11,793		10,803	—	—	(1,622)	20,974		250
BNN Technology PLC[1,2,5]	—	[8]	—	—	—	— [8]	—	[8]	—
Desenio Group AB1,2,12	—		105,620	31,544	(24,737)	(30,244)	—		—
Evolution AB2,11,12	653,356		53,424	396,511	316,028	577,087	—		7,326
GoCo Group PLC[1,2,12]	30,969		—	40,352	15,947	(6,564)	—		—
IDP Education, Ltd.[2,12]	194,977		8,493	84,771	24,857	98,786	—		918
Shop Apotheke Europe NV, non-registered shares[1,2,4,12]	152,474		88,185	60,651	(27,534)	(23,730)	—		—
Six Flags Entertainment Corp.[1,12]	80,059		23,016	62,655	8,716	77,779	—		—
Strategic Education, Inc.[12]	138,028		36,129	81,784	(40,756)	12,975	—		2,752
Trainline PLC[1,2,12]	132,167		—	81,416	(12,636)	5,211	—		—
							3,925,700

SMALLCAP World Fund	23

Investments in affiliates3 (continued)

	Value of affiliates at 10/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2021 (000)	Dividend income (000)
Health care 2.80%
Allakos, Inc.[1]	$311,345	$36,487	$46,566	$7,586	$92,249	$401,101	$—
PolyPeptide Group AG1,2	—	190,386	—	—	116,506	306,892	—
Cortexyme, Inc.[1,4]	117,669	13,857	14,651	741	87,937	205,553	—
GVS SpA[2]	160,421	46,987	40,835	—	8,238	174,811	1,876
Silk Road Medical, Inc.[1]	166,923	39,040	21,490	3,002	(34,787)	152,688	—
Metropolis Healthcare, Ltd.[2]	94,292	1,049	15,897	8,689	38,001	126,134	426
Revance Therapeutics, Inc.[1,4]	82,758	32,627	—	—	10,337	125,722	—
Mani, Inc.[2]	169,994	—	19,562	(3,044)	(44,968)	102,420	1,202
Pulmonx Corp.[1,4]	—	117,526	19,010	5,905	(5,314)	99,107	—
Surgical Science Sweden AB1,2	—	69,733	—	—	19,779	89,512	—
Ocumension Therapeutics[1,2,4]	32,004	107,602	12,410	—	(38,477)	88,719	—
Addus HomeCare Corp.[1]	58,738	32,578	—	—	(16,439)	74,877	—
Zealand Pharma A/S1,2	30,806	52,087	—	—	(13,541)	69,352	—
Antares Vision SpA[1,2,4]	68	73,812	—	—	(6,701)	67,179	—
Precision BioSciences, Inc.[1]	25,022	1,876	—	—	22,366	49,264	—
Cellectis SA (ADR)[1,4]	40,965	—	—	—	(13,042)	27,923	—
Cellectis SA, non-registered shares[1,2]	21,878	—	—	—	(6,708)	15,170	—
Adaptimmune Therapeutics PLC (ADR)[1,4]	74,405	—	5,007	(12,886)	(15,138)	41,374	—
Creo Medical Group PLC[1,2,4]	8,578	19,019	—	—	(643)	26,954	—
Nordhealth AS, Class A1,2	—	24,956	—	—	1,033	25,989	—
Acutus Medical, Inc.[1,4,12]	30,871	19,616	7,472	(5,340)	(23,531)	—	—
Applied Molecular Transport, Inc.[1,4,12]	80,251	22,738	39,799	2,319	(21,194)	—	—
Autolus Therapeutics PLC (ADR)[1,4,12]	48,638	7,350	13,601	(32,392)	9,366	—	—
CellaVision AB, non-registered shares[2,12]	62,142	—	27,091	8,784	(8,747)	—	71
Fagron NV2,12	138,130	21,497	93,522	(4,052)	(20,629)	—	766
Flexion Therapeutics, Inc.[1,12]	39,797	—	40,975	(10,331)	11,509	—	—
GW Pharmaceuticals PLC (ADR)[1,12]	175,171	4,916	394,059	227,741	(13,769)	—	—
Haemonetics Corp.[1,12]	313,334	65,100	238,230	(122,089)	16,926	—	—
Health Catalyst, Inc.[1,12]	120,624	11,597	67,889	26,453	18,917	—	—
Kronos Bio, Inc.[1,4,12]	—	60,433	57,960	8,927	1,176	—	—
Neovasc Inc.[1,12]	2,476	—	1,017	(2,520)	1,061	—	—
New Frontier Health Corp., Class A1,4,12	71,060	266,425	302,893	2,223	29,315	—	—
NuCana PLC (ADR)[1,12]	18,948	—	9,694	(39,183)	29,929	—	—
Pacific Biosciences of California, Inc.[1,12]	135,169	23,064	189,339	165,435	114,900	—	—
Revenio Group OYJ, non-registered shares[2,12]	63,690	—	28,336	16,542	(1,614)	—	304
WIN-Partners Co., Ltd.[2,12]	19,422	—	5,007	(1,536)	(549)	—	614
Xenon Pharmaceuticals, Inc.[1,4,12]	22,353	—	—	—	8,501	—	—
						2,270,741
Financials 1.11%
Trupanion, Inc.[1]	220,565	143,904	100,035	80,038	(102,836)	241,636	—
Aavas Financiers, Ltd.[1,2]	95,244	48,789	4,655	(680)	74,505	213,203	—
Independent Bank Group, Inc.	19,262	118,783	—	—	19,212	157,257	2,018
Seacoast Banking Corporation of Florida	64,582	15,185	—	—	59,087	138,854	1,016
Patria Investments, Ltd., Class A	—	111,188	18,078	(1,386)	(213)	91,511	590
Uzabase, Inc.[1,2]	69,504	7,691	—	—	(30,786)	46,409	—
Hellenic Exchanges-Athens Stock Exchange SA2	—	17,185	—	—	(3,218)	13,967	406
Greenhill & Co., Inc.[12]	13,276	—	12,953	(25,173)	24,850	—	58
Cannae Holdings, Inc.[1,12]	273,210	—	276,285	110,828	(107,753)	—	—
						902,837

24	SMALLCAP World Fund

Investments in affiliates3 (continued)

	Value of affiliates at 10/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2021 (000)	Dividend income (000)
Consumer staples 0.98%
Emmi AG2	$315,972	$8,871	$7,740	$44	$11,176	$328,323	$4,601
Simply Good Foods Co., Class A1	146,655	—	—	—	82,738	229,393	—
Grocery Outlet Holding Corp.[1]	181,783	123,172	60,973	(15,630)	(100,798)	127,554	—
Milbon Co., Ltd.[2]	54,206	48,289	—	—	9,572	112,067	748
Hotel Chocolat Group PLC[1,12]	34,294	—	37,776	375	3,107	—	—
						797,337
Communication services 0.10%
Direct Marketing MIX, Inc.[2]	23,937	10,307	—	—	16,114	50,358	60
Pebble Group PLC[1,2]	13,569	—	—	—	15,406	28,975	—
Bambuser AB1,2,12	—	22,945	8,473	(1,545)	1,681	—	—
Iridium Communications, Inc.[1,12]	178,010	—	125,131	98,661	18,089	—	—
Iridium Communications, Inc.[1,7,12]	16,272	—	—	—	9,078	—	—
Kamakura Shinsho, Ltd.[12]	20,275	—	23,020	(7,071)	9,816	—	22
						79,333
Materials 0.82%
Navin Fluorine International, Ltd.[2]	105,113	16,629	16,081	9,460	65,061	180,182	552
APL Apollo Tubes, Ltd.[2]	—	120,426	19,165	(240)	58,212	159,233	—
Nanofilm Technologies International Ltd.[2]	—	123,406	46,027	(2,732)	31,030	105,677	256
JCU Corp.[2,4]	60,133	23,050	10,223	3,780	9,876	86,616	1,012
Re:NewCell AB1,2,4	—	35,361	7,374	—	33,270	61,257	—
Aluflexpack AG1,2	23,928	24,678	9,353	2,111	4,520	45,884	—
Venator Materials PLC[1]	15,195	1,275	79	(58)	7,948	24,281	—
Excelsior Mining Corp.[1,12]	6,572	—	6,037	(3,961)	3,426	—	—
Gulf Oil Lubricants India, Ltd.[2,12]	21,229	1,290	9,821	(3,513)	2,435	—	440
						663,130
Real estate 0.57%
Altus Group, Ltd.	134,523	14,537	—	—	23,663	172,723	1,590
SRE Holdings Corp.[1,2]	—	43,823	—	—	38,300	82,123	—
K-Fast Holding AB, Class B1,2,4	43,130	—	—	—	38,045	81,175	—
Real Matters, Inc.[1]	—	84,569	—	—	(34,049)	50,520	—
JHSF Participações SA	49,903	8,262	—	—	(8,135)	50,030	1,956
Genova Property Group AB1,2	11,154	10,475	—	—	6,667	28,296	—
Cyrela Commercial Properties SA, ordinary nominative[12]	19,160	—	22,430	(17,375)	20,645	—	944
Foxtons Group PLC[1,2,12]	8,532	—	7,924	(3,692)	3,084	—	—
Mitre Realty Empreendimentos e Participações SA12	14,522	—	14,315	(14,172)	13,965	—	523
WHA Corp. PCL[12]	75,192	—	76,517	3,221	(1,896)	—	759
						464,867
Energy 0.15%
Northern Oil and Gas, Inc.[4]	—	53,104	—	—	51,221	104,325	360
Savannah Energy PLC[1,2,5]	8,759	—	—	—	7,239	15,998	—
						120,323
Utilities 0.00%
Mytrah Energy, Ltd.[1,2,5]	135	—	—	—	5	140	—
Total common stocks						17,440,423
Preferred securities 0.39%
Information technology 0.17%
Avidxchange Holdings, Inc., Series F, preferred shares[1,2,5,6,11]	105,844	—	—	—	35,542	141,386	—

SMALLCAP World Fund	25

Investments in affiliates3 (continued)

	Value of affiliates at 10/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2021 (000)	Dividend income (000)
Industrials 0.13%
Relativity Space, Inc., Series D, preferred shares[1,2,5,6]	$—	$32,000	$—	$—	$16,953	$48,953	$—
Relativity Space, Inc., Series E, preferred shares[1,2,5,6]	—	10,600	—	—	—	10,600	—
Einride AB, Series B, preferred shares[1,2,5,6]	—	18,753	—	—	27,794	46,547	—
						106,100
Health care 0.02%
Bluestar Genomics, Inc., Series C, noncumulative preferred shares, 5.00% 2022[1,2,5,6]	—	15,101	—	—	—	15,101	—
Financials 0.07%
PPRO Holding GMBS, Series B, 8.00% preferred shares[1,2,5,6]	—	48,695	—	—	5,617	54,312	—
Consumer discretionary 0.00%
Made.com Design, Ltd., Series C-4, preferred shares[1,2,12]	46,537	—	41,328	—	(5,209)	—	—
Total preferred securities						316,899
Rights & warrants 0.00%
Health care 0.00%
Neovasc Inc., warrants, expire 2025[1,2,12]	47	—	1	1	(47)	—	—
Convertible stocks 0.02%
Information technology 0.02%
RealSelf, Inc., Series C, convertible preferred shares[1,2,5,6]	13,945	—	—	—	5,550	19,495	—
Short-term securities 5.41%
Money market investments 5.18%
Capital Group Central Cash Fund 0.06%[9]	1,519,845	11,057,082	8,366,573	(76)	51	4,210,329	2,736
Money market investments purchased with collateral from securities on loan 0.23%
Capital Group Central Cash Fund 0.06%[9,10]	—	188,13913				188,139	—	[14]
Total short-term securities						4,398,468
Total 27.30%				$1,475,767	$4,775,772	$22,175,285	$88,392

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $37,664,008,000, which represented 46.38% of the net assets of the fund. This amount includes $35,326,054,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	All or a portion of this security was on loan. The total value of all such securities was $1,104,669,000, which represented 1.36% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,148,455,000, which represented 1.41% of the net assets of the fund.
[8]	Amount less than one thousand.
[9]	Rate represents the seven-day yield at 9/30/2021.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	This security changed its name during the reporting period.
[12]	Unaffiliated issuer at 9/30/2021.
[13]	Represents net activity. Refer to Note 5 for more information on securities lending.
[14]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

26	SMALLCAP World Fund

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
VisEra Technologies Co., Ltd.	3/9/2021	$93,821	$146,885	.18%
Avidxchange Holdings, Inc., Series F, preferred shares	12/26/2019	105,844	141,386	.17
Pine Labs Pte., Ltd.	5/12/2021	28,710	37,311	.05
Pine Labs Pte., Ltd., Series J, cumulative preferred shares	5/12/2021	21,290	27,669	.03
Einride AB, Series B, preferred shares	3/23/2021-5/6/2021	18,753	46,547	.06
Einride AB	7/16/2021-8/17/2021	8,938	13,640	.02
Relativity Space, Inc., Series D, preferred shares	11/20/2020	32,000	48,953	.06
Relativity Space, Inc., Series E, preferred shares	5/27/2021	10,600	10,600	.01
Patreon, Inc., Series E, preferred shares	9/1/2020	11,944	39,100	.05
Patreon, Inc., Class B	10/26/2020-10/27/2020	3,255	10,637	.01
Patreon, Inc., Series Seed, preferred shares	9/16/2020	2,790	9,133	.01
KRY International AB, Series E, preferred shares	5/13/2021	51,891	49,478	.06
KRY International AB, Series A	5/13/2021	8,533	8,565	.01
PPRO Holding GMBS, Series B, 8.00% preferred shares	1/28/2021	48,694	54,312	.07
Laronde, Inc., Series B, 6.00% preferred shares	8/10/2021	50,000	50,000	.06
Outreach Corp., Series G, preferred shares	5/27/2021	45,483	45,483	.06
Gitlab, Inc., Series E, preferred shares	9/11/2019	19,450	42,378	.05
ABL Space Systems Co., Series B, preferred shares	3/24/2021	35,000	40,249	.05
WorkRise Technologies, Inc., Series E, preferred shares	3/8/2021	40,000	40,194	.05
StockX, Inc., Series E-1, preferred shares	4/15/2021	20,000	20,000	.03
StockX, Inc.	4/5/2021	14,682	14,561	.02
StockX, Inc., Series AA, preferred shares	4/5/2021	5,203	5,160	.01
StockX, Inc., Series B, preferred shares	4/5/2021	281	279	.00
Nextdoor, Inc., Series H, convertible preferred shares	5/8/2019	30,833	39,680	.05
PsiQuantum, Corp., Series D, preferred shares	5/28/2021	35,000	35,000	.04
Yotpo, Ltd., Series F, preferred shares	2/25/2021	18,329	18,329	.02
Yotpo, Ltd.	3/16/2021	5,475	5,763	.01
Yotpo, Ltd., Series B, preferred shares	3/16/2021	2,322	2,444	.00
Yotpo, Ltd., Series C, preferred shares	3/16/2021	2,211	2,327	.00
Yotpo, Ltd., Series A-1, preferred shares	3/16/2021	1,483	1,561	.00
Yotpo, Ltd., Series A, preferred shares	3/16/2021	723	761	.00
Yotpo, Ltd., Series C-1, preferred shares	3/16/2021	613	645	.00
Yotpo, Ltd., Series D, preferred shares	3/16/2021	342	360	.00
Yotpo, Ltd., Series B-1, preferred shares	3/16/2021	273	287	.00
Acerta Pharma BV	5/7/2014	11,250	27,730	.03
Credo Technology Group Holding, Ltd., Series D, 8.00% noncumulative preferred shares	3/20/2020	20,000	23,253	.03
Credo Technology Group Holding, Ltd., Series D+, 8.00% noncumulative preferred shares	12/22/2020-5/6/2021	4,322	4,322	.01
Grove Collaborative, Inc., Series E, preferred shares	11/3/2020	26,000	27,311	.03
Dock, Ltd.	10/19/2020	26,000	27,080	.03
Cava Group, Inc., Series F, preferred shares	3/26/2021	25,000	26,395	.03
Venture Global LNG, Inc., Series C	5/1/2015	12,720	20,346	.03
RealSelf, Inc., Series C, convertible preferred shares	4/18/2018	19,000	19,495	.02
Bluestar Genomics, Inc., Series C, noncumulative preferred shares, 5.00% 2022	4/26/2021	15,101	15,101	.02
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares	2/7/2020	9,000	12,347	.02
Foursquare Labs, Inc., Series A	12/3/2013	20,000	6,423	.01
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	—	788	.00
Artiva Biotherapeutics, Inc., Series B, preferred shares	2/24/2021	7,000	7,000	.01
Total private placement securities		$970,159	$1,227,268	1.51%

SMALLCAP World Fund	27

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

See notes to financial statements.

28	SMALLCAP World Fund

Financial statements

Statement of assets and liabilities at September 30, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $1,104,669 of investment securities on loan):
Unaffiliated issuers (cost: $32,629,279)	$60,002,309
Affiliated issuers (cost: $15,542,771)	22,175,285	$82,177,594
Cash		19,367
Cash denominated in currencies other than U.S. dollars (cost: $3,708)		3,707
Receivables for:
Sales of investments	148,929
Sales of fund’s shares	97,173
Dividends	31,131
Securities lending income	40
Other	709	277,982
		82,478,650
Liabilities:
Collateral for securities on loan		654,443
Payables for:
Purchases of investments	279,924
Repurchases of fund’s shares	47,713
Investment advisory services	41,955
Services provided by related parties	19,281
Directors’ deferred compensation	5,478
Non-U.S. taxes	213,829
Other	1,835	610,015
Net assets at September 30, 2021		$81,214,192

Net assets consist of:
Capital paid in on shares of capital stock		$41,212,643
Total distributable earnings		40,001,549
Net assets at September 30, 2021		$81,214,192

See notes to financial statements.

SMALLCAP World Fund	29

Financial statements (continued)

Statement of assets and liabilities at September 30, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (913,861 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$38,094,972	431,966		$88.19
Class C	712,857	9,652		73.86
Class T	18	—	*	89.14
Class F-1	791,139	9,102		86.92
Class F-2	10,659,498	117,916		90.40
Class F-3	5,381,628	59,929		89.80
Class 529-A	2,227,358	25,630		86.91
Class 529-C	89,535	1,189		75.34
Class 529-E	80,719	967		83.48
Class 529-T	21	—	*	88.95
Class 529-F-1	13	—	*	88.82
Class 529-F-2	274,426	3,105		88.37
Class 529-F-3	14	—	*	88.45
Class R-1	35,809	467		76.62
Class R-2	719,007	9,374		76.71
Class R-2E	47,688	555		85.92
Class R-3	978,394	11,766		83.16
Class R-4	986,867	11,284		87.46
Class R-5E	187,731	2,111		88.94
Class R-5	509,739	5,538		92.04
Class R-6	19,436,759	213,310		91.12

*	Amount less than one thousand.

See notes to financial statements.

30	SMALLCAP World Fund

Financial statements (continued)

Statement of operations for the year ended September 30, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $29,445; also includes $88,392 from affiliates)	$394,540
Securities lending income (net of fees)	24,413
Interest	660		$419,613
Fees and expenses*:
Investment advisory services	436,726
Distribution services	119,825
Transfer agent services	57,759
Administrative services	21,660
Reports to shareholders	2,185
Registration statement and prospectus	1,794
Directors’ compensation	1,497
Auditing and legal	331
Custodian	9,162
State and local taxes	1
Other	2,469
Total fees and expenses before waiver/reimbursement	653,409
Less waiver/reimbursement of fees and expenses:
Investment advisory services waiver	435
Transfer agent services reimbursement	—	†
Total fees and expenses after waiver/reimbursement			652,974
Net investment loss			(233,361)

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $23,301):
Unaffiliated issuers	6,207,995
Affiliated issuers	1,475,767
Currency transactions	(2,829)		7,680,933
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $212,332):
Unaffiliated issuers	7,269,612
Affiliated issuers	4,775,772
Currency translations	1,189		12,046,573
Net realized gain and unrealized appreciation			19,727,506
Net increase in net assets resulting from operations			$19,494,145

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

SMALLCAP World Fund	31

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30,
	2021	2020
Operations:
Net investment loss	$(233,361)	$(69,462)
Net realized gain	7,680,933	598,854
Net unrealized appreciation	12,046,573	10,439,314
Net increase in net assets resulting from operations	19,494,145	10,968,706

Distributions paid to shareholders	(1,036,458)	(1,983,014)

Net capital share transactions	8,057,307	1,758,107

Total increase in net assets	26,514,994	10,743,799

Net assets:
Beginning of year	54,699,198	43,955,399
End of year	$81,214,192	$54,699,198

See notes to financial statements.

32	SMALLCAP World Fund

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

SMALLCAP World Fund	33

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

34	SMALLCAP World Fund

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$9,395,931	$7,536,329	$196,788	$17,129,048
Industrials	5,204,354	9,227,594	13,640	14,445,588
Consumer discretionary	7,187,193	6,890,582	14,561	14,092,336
Health care	8,847,064	5,133,611	36,295	14,016,970
Financials	4,614,777	2,656,314	37,311	7,308,402
Consumer staples	1,047,229	1,615,848	—	2,663,077
Communication services	917,912	1,000,863	—	1,918,775
Materials	684,925	1,213,115	—	1,898,040
Real estate	676,266	574,825	—	1,251,091
Energy	869,975	60,586	36,344	966,905
Utilities	49,557	177,266	140	226,963
Preferred securities	147,701	195,257	848,364	1,191,322
Rights & warrants	5,930	138,412	788	145,130
Convertible stocks	—	—	59,175	59,175
Short-term securities	4,864,772	—	—	4,864,772
Total	$44,513,586	$36,420,602	$1,243,406	$82,177,594

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2021 (dollars in thousands):

	Beginning value at 10/1/2020	Transfers into Level 3*	Purchases	Sales	Net realized loss†	Unrealized appreciation†	Transfers out of Level 3*	Ending value at 9/30/2021
Investment securities	$706,252	$15,160	$850,698	$(368,186)	$(55,118)	$121,407	$(26,807)	$1,243,406
Net unrealized appreciation during the year on Level 3 investment securities held at September 30, 2021								$241,291

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the fund’s statement of operations.

SMALLCAP World Fund	35

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 9/30/2021	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
		Liquidation value	N/A	N/A	N/A	N/A
		Transaction price	N/A	N/A	N/A	N/A
		Recent market information	Quoted price	N/A	N/A	N/A
			DLOM	5%-16%	15%	Decrease
		Expected proceeds	Discount rate	10%	10%	Decrease
			Expected proceeds	N/A	N/A	N/A
Common stocks	$335,079	Market comparable companies	Price/Cash flow multiple	9.2x	9.2x	Increase
			EV/Sales multiple	9.3x - 16.6x	14.4x	Increase
			Premium to EV/Sales multiple	20%	20%	Increase
			Discount to EV/Sales multiple	25% - 50%	45%	Decrease
			DLOM	25% - 30%	26%	Decrease
			$ per one billion Btu	$2.25	$2.25	Increase
			MMTPA	10 MMTPA	10 MMTPA	Increase
		Transaction price	N/A	N/A	N/A	N/A
			Premium to transaction price	15%	15%	Increase
		Market comparable companies	Price/Sales multiple	15.6x-19.3x	16.6x	Increase
			Discount to Price/Sales multiple	15%-53%	26%	Decrease
			EV/Sales multiple	2.4x - 21.1x	12.1x	Increase
Preferred securities	848,364		Adjustment based on market movement of comparables (increase)	2%	2%	Increase
			Premium to EV/Sales multiple	20%	20%	Increase
			Discount to EV/Sales multiple	54%	54%	Decrease
			Revenue growth rate	86%	86%	Increase
			DLOM	15%	15%	Decrease
Rights & warrants	788	Black-Scholes	Underlying common share price	N/A	N/A	N/A
			Implied volatility	30%	30%	Increase
Convertible stocks	59,175	Market comparable companies	EV/Sales multiple	16.2x	16.2x	Increase
			Discount to EV/Sales multiple	30%	30%	Decrease
			DLOM	21%	21%	Decrease
		Expected proceeds	Expected merger consideration	N/A	N/A	N/A
			DLOM	17%	17%	Decrease
	$1,243,406

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

Btu = British thermal unit

DLOM = Discount for lack of marketability

EV = Enterprise value

MMTPA = Million metric tonnes per annum

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in

36	SMALLCAP World Fund

response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

SMALLCAP World Fund	37

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of September 30, 2021, the total value of securities on loan was $1,104,669,000, and the total value of collateral received was $1,171,705,000. Collateral received includes cash of $654,443,000 and U.S. government securities of $517,262,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended September 30, 2021, the fund recognized $2,485,000 in reclaims (net of the effect of realized gain or loss from currency translations) and $270,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

38	SMALLCAP World Fund

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2021, the fund reclassified $315,587,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$6,524,802
Gross unrealized appreciation on investments	35,256,750
Gross unrealized depreciation on investments	(1,562,901)
Net unrealized appreciation on investments	33,693,849
Cost of investments	48,483,745

Tax-basis distributions paid to shareholders from long-term capital gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2021		2020
Class A	$533,184		$1,041,215
Class C	12,765		33,474
Class T	—	*	1
Class F-1	14,136		31,740
Class F-2	127,813		220,843
Class F-3	60,263		99,063
Class 529-A	32,362		60,724
Class 529-C	1,788		9,039
Class 529-E	1,256		2,675
Class 529-T	—	*	1
Class 529-F-1	—	*	6,564
Class 529-F-2†	3,561
Class 529-F-3†	—	*
Class R-1	596		1,181
Class R-2	12,517		26,644
Class R-2E	671		1,329
Class R-3	16,023		34,779
Class R-4	15,839		34,471
Class R-5E	1,654		2,101
Class R-5	7,260		16,041
Class R-6	194,770		361,129
Total	$1,036,458		$1,983,014

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.589% on such assets in excess of $44 billion. On September 14, 2021, the fund’s board of directors approved an amended investment advisory and service agreement effective December 1, 2021, decreasing the annual rate to 0.587% and 0.585% on

SMALLCAP World Fund	39

daily net assets in excess of $55 billion and $71 billion, respectively. CRMC waived investment advisory services fees of $435,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $436,726,000, which were equivalent to an annualized rate of 0.605% of average daily net assets, were reduced to $436,291,000, which were equivalent to an annualized rate of 0.604% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended September 30, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

40	SMALLCAP World Fund

For the year ended September 30, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$91,522		$37,823		$10,629		Not applicable
Class C	6,898		746		209		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	2,073		1,216		249		Not applicable
Class F-2	Not applicable		9,861		2,799		Not applicable
Class F-3	Not applicable		147		1,335		Not applicable
Class 529-A	4,815		2,087		632		$1,258
Class 529-C	925		96		28		56
Class 529-E	388		33		23		46
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	12		5		10
Class 529-F-2†	Not applicable		197		68		136
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	338		34		10		Not applicable
Class R-2	5,261		2,413		210		Not applicable
Class R-2E	270		91		14		Not applicable
Class R-3	4,839		1,449		290		Not applicable
Class R-4	2,496		996		300		Not applicable
Class R-5E	Not applicable		196		41		Not applicable
Class R-5	Not applicable		250		148		Not applicable
Class R-6	Not applicable		112		4,670		Not applicable
Total class-specific expenses	$119,825		$57,759		$21,660		$1,506

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $1,497,000 in the fund’s statement of operations reflects $229,000 in current fees (either paid in cash or deferred) and a net increase of $1,268,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $232,905,000 and $1,066,578,000, respectively, which generated $738,433,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2021.

SMALLCAP World Fund	41

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2021.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2021

Class A	$4,132,944	49,749		$526,551		6,720		$(3,620,822)	(43,973)	$1,038,673	12,496
Class C	130,503	1,871		12,733		193		(185,707)	(2,669)	(42,471)	(605)
Class T	—	—		—		—		—	—	—	—
Class F-1	95,711	1,180		13,924		180		(285,356)	(3,459)	(175,721)	(2,099)
Class F-2	4,160,688	48,348		124,564		1,554		(2,566,109)	(29,607)	1,719,143	20,295
Class F-3	2,002,876	23,569		60,027		755		(842,469)	(10,024)	1,220,434	14,300
Class 529-A	256,517	3,151		32,349		419		(276,976)	(3,397)	11,890	173
Class 529-C	15,803	225		1,788		27		(39,574)	(561)	(21,983)	(309)
Class 529-E	8,495	109		1,255		17		(11,995)	(152)	(2,245)	(26)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	4,003	58		—	[2]	—	[2]	(183,036)	(2,779)	(179,033)	(2,721)
Class 529-F-2[3]	242,879	3,498		3,555		45		(36,630)	(438)	209,804	3,105
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	6,407	88		585		8		(7,729)	(108)	(737)	(12)
Class R-2	125,085	1,739		12,506		182		(188,756)	(2,655)	(51,165)	(734)
Class R-2E	12,544	155		671		9		(12,306)	(153)	909	11
Class R-3	186,463	2,407		16,007		216		(288,123)	(3,710)	(85,653)	(1,087)
Class R-4	163,088	2,006		15,838		204		(299,064)	(3,635)	(120,138)	(1,425)
Class R-5E	101,918	1,189		1,653		21		(30,191)	(361)	73,380	849
Class R-5	73,282	854		7,258		89		(110,242)	(1,307)	(29,702)	(364)
Class R-6	6,274,542	71,646		193,850		2,401		(1,976,480)	(24,589)	4,491,912	49,458
Total net increase (decrease)	$17,993,758	211,842		$1,025,114		13,040		$(10,961,565)	(133,577)	$8,057,307	91,305

See end of table for footnotes.

42	SMALLCAP World Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2020

Class A	$2,336,768	40,761	$1,027,576	17,535		$(3,286,935)	(58,851)	$77,409	(555)
Class C	74,964	1,548	33,326	668		(304,344)	(6,158)	(196,054)	(3,942)
Class T	—	—	—	—		—	—	—	—
Class F-1	103,668	1,857	31,344	542		(229,459)	(4,094)	(94,447)	(1,695)
Class F-2	1,931,436	32,933	214,340	3,587		(1,472,587)	(26,146)	673,189	10,374
Class F-3	931,464	15,970	98,775	1,666		(602,510)	(10,586)	427,729	7,050
Class 529-A	243,478	4,160	60,720	1,051		(245,122)	(4,290)	59,076	921
Class 529-C	16,043	324	9,036	178		(147,381)	(2,822)	(122,302)	(2,320)
Class 529-E	4,605	85	2,675	48		(13,135)	(240)	(5,855)	(107)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	29,821	514	6,562	112		(31,702)	(548)	4,681	78
Class R-1	3,771	75	1,174	23		(5,519)	(111)	(574)	(13)
Class R-2	98,714	1,965	26,618	514		(170,182)	(3,415)	(44,850)	(936)
Class R-2E	7,926	142	1,329	23		(8,057)	(146)	1,198	19
Class R-3	128,172	2,383	34,736	625		(243,937)	(4,559)	(81,029)	(1,551)
Class R-4	114,432	2,030	34,458	593		(242,163)	(4,348)	(93,273)	(1,725)
Class R-5E	43,355	781	2,100	36		(14,803)	(257)	30,652	560
Class R-5	49,372	835	16,026	264		(104,908)	(1,776)	(39,510)	(677)
Class R-6	2,104,180	37,740	361,112	6,007		(1,303,226)	(21,874)	1,162,066	21,873
Total net increase (decrease)	$8,222,169	144,103	$1,961,908	33,472		$(8,425,970)	(150,221)	$1,758,107	27,354

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

11. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $26,108,548,000 and $20,687,955,000, respectively, during the year ended September 30, 2021.

SMALLCAP World Fund	43

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
			Net gains									Ratio of		Ratio of
			(losses) on									expenses to		expenses to		Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset				average net		average net		net (loss)
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,		assets before		assets after		income
	beginning	(loss)	realized and	investment	investment	(from capital	and	end		end of period		reimburse-		reimburse-		to average
Period ended	of period	income	unrealized)	operations	income)	gains)	distributions	of period	Total return[2,3]	(in millions)		ments[4]		ments[3,4]		net assets[3]
Class A:
9/30/2021	$66.23	$(.37)	$23.60	$23.23	$—	$(1.27)	$(1.27)	$88.19	35.35%	$38,095		1.02%		1.02%		(.44)%
9/30/2020	55.24	(.15)	13.63	13.48	—	(2.49)	(2.49)	66.23	24.98	27,781		1.06		1.06		(.25)
9/30/2019	60.19	.05	(1.69)	(1.64)	—	(3.31)	(3.31)	55.24	(1.37)	23,203		1.06		1.06		.09
9/30/2018	55.60	.04	7.05	7.09	—	(2.50)	(2.50)	60.19	13.13	24,203		1.04		1.04		.06
9/30/2017	47.24	.07	8.45	8.52	(.16)	—	(.16)	55.60	18.11	21,383		1.07		1.07		.14
Class C:
9/30/2021	56.04	(.82)	19.91	19.09	—	(1.27)	(1.27)	73.86	34.36	713		1.75		1.75		(1.18)
9/30/2020	47.42	(.48)	11.59	11.11	—	(2.49)	(2.49)	56.04	24.07	575		1.79		1.79		(.97)
9/30/2019	52.63	(.32)	(1.58)	(1.90)	—	(3.31)	(3.31)	47.42	(2.13)	673		1.82		1.82		(.68)
9/30/2018	49.30	(.38)	6.21	5.83	—	(2.50)	(2.50)	52.63	12.23	807		1.83		1.83		(.74)
9/30/2017	42.08	(.29)	7.51	7.22	—	—	—	49.30	17.16	810		1.87		1.87		(.66)
Class T:
9/30/2021	66.78	(.18)	23.81	23.63	—	(1.27)	(1.27)	89.14	35.64 [5]	—	[6]	.79	[5]	.79	[5]	(.21)[5]
9/30/2020	55.54	— [7]	13.73	13.73	—	(2.49)	(2.49)	66.78	25.30 [5]	—	[6]	.81	[5]	.81	[5]	— [5,8]
9/30/2019	60.35	.18	(1.68)	(1.50)	—	(3.31)	(3.31)	55.54	(1.14)[5]	—	[6]	.82	[5]	.82	[5]	.33 [5]
9/30/2018	55.64	.15	7.06	7.21	—	(2.50)	(2.50)	60.35	13.36 [5]	—	[6]	.85	[5]	.85	[5]	.25 [5]
9/30/2017[9,10]	49.61	.13	5.90	6.03	—	—	—	55.64	12.15 [5,11]	—	[6]	.42	[5,11]	.42	[5,11]	.25 [5,11]
Class F-1:
9/30/2021	65.31	(.39)	23.27	22.88	—	(1.27)	(1.27)	86.92	35.31	791		1.05		1.05		(.48)
9/30/2020	54.51	(.15)	13.44	13.29	—	(2.49)	(2.49)	65.31	24.96	731		1.08		1.08		(.26)
9/30/2019	59.47	.03	(1.68)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	703		1.10		1.10		.05
9/30/2018	55.00	— [7]	6.97	6.97	—	(2.50)	(2.50)	59.47	13.06	770		1.09		1.09		.01
9/30/2017	46.74	.05	8.36	8.41	(.15)	—	(.15)	55.00	18.06	792		1.10		1.10		.11
Class F-2:
9/30/2021	67.69	(.15)	24.13	23.98	—	(1.27)	(1.27)	90.40	35.69	10,659		.76		.76		(.18)
9/30/2020	56.26	.01	13.91	13.92	—	(2.49)	(2.49)	67.69	25.32	6,608		.79		.79		.02
9/30/2019	61.07	.20	(1.70)	(1.50)	—	(3.31)	(3.31)	56.26	(1.12)	4,909		.80		.80		.36
9/30/2018	56.24	.20	7.13	7.33	—	(2.50)	(2.50)	61.07	13.41	4,459		.78		.78		.34
9/30/2017	47.80	.19	8.54	8.73	(.29)	—	(.29)	56.24	18.40	2,894		.82		.82		.38
Class F-3:
9/30/2021	67.18	(.07)	23.96	23.89	—	(1.27)	(1.27)	89.80	35.83	5,382		.66		.66		(.08)
9/30/2020	55.80	.07	13.80	13.87	—	(2.49)	(2.49)	67.18	25.44	3,065		.68		.68		.12
9/30/2019	60.54	.25	(1.68)	(1.43)	—	(3.31)	(3.31)	55.80	(1.02)	2,153		.70		.70		.46
9/30/2018	55.74	.24	7.06	7.30	—	(2.50)	(2.50)	60.54	13.49	1,856		.71		.71		.41
9/30/2017[9,12]	47.93	.25	7.56	7.81	—	—	—	55.74	16.30 [11]	1,221		.71	[13]	.71	[13]	.70 [13]
Class 529-A:
9/30/2021	65.29	(.38)	23.27	22.89	—	(1.27)	(1.27)	86.91	35.31	2,227		1.04		1.04		(.47)
9/30/2020	54.51	(.16)	13.43	13.27	—	(2.49)	(2.49)	65.29	24.95	1,662		1.09		1.09		(.28)
9/30/2019	59.47	.02	(1.67)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	1,337		1.12		1.12		.03
9/30/2018	55.01	— [7]	6.96	6.96	—	(2.50)	(2.50)	59.47	13.05	1,430		1.11		1.11		— [8]
9/30/2017	46.74	.04	8.36	8.40	(.13)	—	(.13)	55.01	18.03	1,195		1.13		1.13		.08

See end of table for footnotes.

44	SMALLCAP World Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
			Net gains										Ratio of		Ratio of
			(losses) on										expenses to		expenses to		Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset					average net		average net		net (loss)
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,			Net assets,		assets before		assets after		income
	beginning	(loss)	realized and	investment	investment	(from capital	and	end			end of period		reimburse-		reimburse-		to average
Period ended	of period	income	unrealized)	operations	income)	gains)	distributions	of period	Total return[2,3]		(in millions)		ments[4]		ments[3,4]		net assets[3]
Class 529-C:
9/30/2021	$57.17	$(.86)	$20.30	$19.44	$—	$(1.27)	$(1.27)	$75.34	34.30%		$89		1.79%		1.79%		(1.22)%
9/30/2020	48.35	(.49)	11.80	11.31	—	(2.49)	(2.49)	57.17	24.02		86		1.84		1.84		(.99)
9/30/2019	53.60	(.34)	(1.60)	(1.94)	—	(3.31)	(3.31)	48.35	(2.17)		185		1.86		1.86		(.72)
9/30/2018	50.18	(.42)	6.34	5.92	—	(2.50)	(2.50)	53.60	12.19		230		1.88		1.88		(.81)
9/30/2017	42.85	(.32)	7.65	7.33	—	—	—	50.18	17.11		314		1.91		1.91		(.70)
Class 529-E:
9/30/2021	62.89	(.53)	22.39	21.86	—	(1.27)	(1.27)	83.48	35.04		81		1.26		1.26		(.68)
9/30/2020	52.68	(.26)	12.96	12.70	—	(2.49)	(2.49)	62.89	24.70		62		1.28		1.28		(.47)
9/30/2019	57.73	(.09)	(1.65)	(1.74)	—	(3.31)	(3.31)	52.68	(1.64)		58		1.31		1.31		(.17)
9/30/2018	53.57	(.12)	6.78	6.66	—	(2.50)	(2.50)	57.73	12.82		64		1.32		1.32		(.22)
9/30/2017	45.53	(.06)	8.14	8.08	(.04)	—	(.04)	53.57	17.77		59		1.35		1.35		(.13)
Class 529-T:
9/30/2021	66.67	(.22)	23.77	23.55	—	(1.27)	(1.27)	88.95	35.60	[5]	—	[6]	.84	[5]	.84	[5]	(.26)[5]
9/30/2020	55.49	(.03)	13.70	13.67	—	(2.49)	(2.49)	66.67	25.21	[5]	—	[6]	.85	[5]	.85	[5]	(.05)[5]
9/30/2019	60.32	.15	(1.67)	(1.52)	—	(3.31)	(3.31)	55.49	(1.17)[5]		—	[6]	.87	[5]	.87	[5]	.28 [5]
9/30/2018	55.63	.13	7.06	7.19	—	(2.50)	(2.50)	60.32	13.30	[5]	—	[6]	.88	[5]	.88	[5]	.22 [5]
9/30/2017[9,10]	49.61	.12	5.90	6.02	—	—	—	55.63	12.13	[5,11]	—	[6]	.45	[5,11]	.45	[5,11]	.22 [5,11]
Class 529-F-1:
9/30/2021	66.57	(.29)	23.81	23.52	—	(1.27)	(1.27)	88.82	35.60	[5]	—	[6]	.80	[5]	.80	[5]	(.42)[5]
9/30/2020	55.41	(.03)	13.68	13.65	—	(2.49)	(2.49)	66.57	25.21		181		.86		.86		(.05)
9/30/2019	60.26	.15	(1.69)	(1.54)	—	(3.31)	(3.31)	55.41	(1.22)		146		.88		.88		.27
9/30/2018	55.58	.13	7.05	7.18	—	(2.50)	(2.50)	60.26	13.31		136		.89		.89		.22
9/30/2017	47.23	.15	8.43	8.58	(.23)	—	(.23)	55.58	18.26		113		.92		.92		.30
Class 529-F-2:
9/30/2021[9,14]	65.50	(.16)	24.30	24.14	—	(1.27)	(1.27)	88.37	37.11	[11]	274		.80	[13]	.80	[13]	(.21)[13]
Class 529-F-3:
9/30/2021[9,14]	65.50	(.09)	24.31	24.22	—	(1.27)	(1.27)	88.45	37.23	[11]	—	[6]	.76	[13]	.71	[13]	(.12)[13]
Class R-1:
9/30/2021	58.09	(.85)	20.65	19.80	—	(1.27)	(1.27)	76.62	34.35		36		1.75		1.75		(1.18)
9/30/2020	49.08	(.50)	12.00	11.50	—	(2.49)	(2.49)	58.09	24.07		28		1.79		1.79		(.98)
9/30/2019	54.32	(.33)	(1.60)	(1.93)	—	(3.31)	(3.31)	49.08	(2.12)		24		1.82		1.82		(.68)
9/30/2018	50.79	(.38)	6.41	6.03	—	(2.50)	(2.50)	54.32	12.26		30		1.81		1.81		(.72)
9/30/2017	43.34	(.29)	7.74	7.45	—	—	—	50.79	17.19		30		1.83		1.83		(.63)

See end of table for footnotes.

SMALLCAP World Fund	45

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
			Net gains								Ratio of	Ratio of
			(losses) on								expenses to	expenses to	Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset			average net	average net	net (loss)
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	assets before	assets after	income
	beginning	(loss)	realized and	investment	investment	(from capital	and	end		end of period	reimburse-	reimburse-	to average
Period ended	of period	income	unrealized)	operations	income)	gains)	distributions	of period	Total return[2,3]	(in millions)	ments[4]	ments[3,4]	net assets[3]
Class R-2:
9/30/2021	$58.16	$(.85)	$20.67	$19.82	$—	$(1.27)	$(1.27)	$76.71	34.37%	$719	1.75%	1.75%	(1.17)%
9/30/2020	49.12	(.49)	12.02	11.53	—	(2.49)	(2.49)	58.16	24.09	588	1.78	1.78	(.97)
9/30/2019	54.36	(.31)	(1.62)	(1.93)	—	(3.31)	(3.31)	49.12	(2.12)	542	1.79	1.79	(.65)
9/30/2018	50.82	(.37)	6.41	6.04	—	(2.50)	(2.50)	54.36	12.28	619	1.79	1.79	(.70)
9/30/2017	43.35	(.27)	7.74	7.47	—	—	—	50.82	17.23	628	1.80	1.80	(.60)
Class R-2E:
9/30/2021	64.83	(.71)	23.07	22.36	—	(1.27)	(1.27)	85.92	34.76	48	1.46	1.46	(.88)
9/30/2020	54.34	(.38)	13.36	12.98	—	(2.49)	(2.49)	64.83	24.46	35	1.48	1.48	(.67)
9/30/2019	59.52	(.18)	(1.69)	(1.87)	—	(3.31)	(3.31)	54.34	(1.82)	28	1.50	1.50	(.34)
9/30/2018	55.26	(.22)	6.98	6.76	—	(2.50)	(2.50)	59.52	12.61	24	1.50	1.50	(.38)
9/30/2017	47.07	(.14)	8.40	8.26	(.07)	—	(.07)	55.26	17.57	16	1.51	1.51	(.27)
Class R-3:
9/30/2021	62.68	(.57)	22.32	21.75	—	(1.27)	(1.27)	83.16	34.95	978	1.31	1.31	(.73)
9/30/2020	52.54	(.28)	12.91	12.63	—	(2.49)	(2.49)	62.68	24.65	806	1.33	1.33	(.52)
9/30/2019	57.60	(.10)	(1.65)	(1.75)	—	(3.31)	(3.31)	52.54	(1.67)	757	1.34	1.34	(.20)
9/30/2018	53.47	(.14)	6.77	6.63	—	(2.50)	(2.50)	57.60	12.79	852	1.35	1.35	(.25)
9/30/2017	45.45	(.07)	8.13	8.06	(.04)	—	(.04)	53.47	17.74	844	1.35	1.35	(.14)
Class R-4:
9/30/2021	65.68	(.35)	23.40	23.05	—	(1.27)	(1.27)	87.46	35.37	987	1.01	1.01	(.43)
9/30/2020	54.78	(.12)	13.51	13.39	—	(2.49)	(2.49)	65.68	25.03	835	1.02	1.02	(.21)
9/30/2019	59.71	.06	(1.68)	(1.62)	—	(3.31)	(3.31)	54.78	(1.37)	791	1.04	1.04	.11
9/30/2018	55.18	.03	7.00	7.03	—	(2.50)	(2.50)	59.71	13.13	894	1.04	1.04	.05
9/30/2017	46.89	.08	8.38	8.46	(.17)	—	(.17)	55.18	18.12	865	1.05	1.05	.17
Class R-5E:
9/30/2021	66.64	(.19)	23.76	23.57	—	(1.27)	(1.27)	88.94	35.63	188	.80	.80	(.22)
9/30/2020	55.44	(.01)	13.70	13.69	—	(2.49)	(2.49)	66.64	25.28	84	.82	.82	(.02)
9/30/2019	60.26	.18	(1.69)	(1.51)	—	(3.31)	(3.31)	55.44	(1.16)	39	.84	.84	.32
9/30/2018	55.55	.18	7.03	7.21	—	(2.50)	(2.50)	60.26	13.38	28	.84	.84	.31
9/30/2017	47.30	.18	8.42	8.60	(.35)	—	(.35)	55.55	18.33	12	.84	.84	.36
Class R-5:
9/30/2021	68.86	(.11)	24.56	24.45	—	(1.27)	(1.27)	92.04	35.77	510	.71	.71	(.13)
9/30/2020	57.16	.06	14.13	14.19	—	(2.49)	(2.49)	68.86	25.40	406	.72	.72	.09
9/30/2019	61.94	.22	(1.69)	(1.47)	—	(3.31)	(3.31)	57.16	(1.06)	376	.74	.74	.40
9/30/2018	56.99	.21	7.24	7.45	—	(2.50)	(2.50)	61.94	13.46	436	.75	.75	.36
9/30/2017	48.40	.24	8.64	8.88	(.29)	—	(.29)	56.99	18.48	424	.75	.75	.47
Class R-6:
9/30/2021	68.15	(.06)	24.30	24.24	—	(1.27)	(1.27)	91.12	35.84	19,437	.66	.66	(.07)
9/30/2020	56.56	.08	14.00	14.08	—	(2.49)	(2.49)	68.15	25.47	11,166	.67	.67	.14
9/30/2019	61.31	.26	(1.70)	(1.44)	—	(3.31)	(3.31)	56.56	(1.02)	8,031	.69	.69	.47
9/30/2018	56.40	.25	7.16	7.41	—	(2.50)	(2.50)	61.31	13.53	7,039	.69	.69	.42
9/30/2017	47.93	.26	8.54	8.80	(.33)	—	(.33)	56.40	18.51	5,289	.70	.70	.51

See end of table for footnotes.

46	SMALLCAP World Fund

Financial highlights (continued)

	Year ended September 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[15]	30%	38%	39%	35%	32%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the period shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Amount less than $.01.
[8]	Amount less than .01%.
[9]	Based on operations for a period that is less than a full year.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Not annualized.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Annualized.
[14]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

SMALLCAP World Fund	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the investment portfolio, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

November 9, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

48	SMALLCAP World Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2021, through September 30, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMALLCAP World Fund	49

Expense example (continued)

	Beginning account value 4/1/2021	Ending account value 9/30/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,074.07	$5.30	1.02%
Class A – assumed 5% return	1,000.00	1,019.95	5.16	1.02
Class C – actual return	1,000.00	1,070.01	9.08	1.75
Class C – assumed 5% return	1,000.00	1,016.29	8.85	1.75
Class T – actual return	1,000.00	1,075.18	4.11	.79
Class T – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class F-1 – actual return	1,000.00	1,073.90	5.46	1.05
Class F-1 – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class F-2 – actual return	1,000.00	1,075.40	3.95	.76
Class F-2 – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class F-3 – actual return	1,000.00	1,075.98	3.38	.65
Class F-3 – assumed 5% return	1,000.00	1,021.81	3.29	.65
Class 529-A – actual return	1,000.00	1,074.03	5.36	1.03
Class 529-A – assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class 529-C – actual return	1,000.00	1,069.90	9.34	1.80
Class 529-C – assumed 5% return	1,000.00	1,016.04	9.10	1.80
Class 529-E – actual return	1,000.00	1,072.72	6.49	1.25
Class 529-E – assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class 529-T – actual return	1,000.00	1,074.96	4.37	.84
Class 529-T – assumed 5% return	1,000.00	1,020.86	4.26	.84
Class 529-F-1 – actual return	1,000.00	1,074.90	4.42	.85
Class 529-F-1 – assumed 5% return	1,000.00	1,020.81	4.31	.85
Class 529-F-2 – actual return	1,000.00	1,075.20	4.16	.80
Class 529-F-2 – assumed 5% return	1,000.00	1,021.06	4.05	.80
Class 529-F-3 – actual return	1,000.00	1,075.73	3.69	.71
Class 529-F-3 – assumed 5% return	1,000.00	1,021.51	3.60	.71
Class R-1 – actual return	1,000.00	1,070.07	9.03	1.74
Class R-1 – assumed 5% return	1,000.00	1,016.34	8.80	1.74
Class R-2 – actual return	1,000.00	1,070.18	9.03	1.74
Class R-2 – assumed 5% return	1,000.00	1,016.34	8.80	1.74
Class R-2E – actual return	1,000.00	1,071.68	7.53	1.45
Class R-2E – assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class R-3 – actual return	1,000.00	1,072.51	6.75	1.30
Class R-3 – assumed 5% return	1,000.00	1,018.55	6.58	1.30
Class R-4 – actual return	1,000.00	1,074.01	5.20	1.00
Class R-4 – assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class R-5E – actual return	1,000.00	1,075.20	4.16	.80
Class R-5E – assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-5 – actual return	1,000.00	1,075.76	3.64	.70
Class R-5 – assumed 5% return	1,000.00	1,021.56	3.55	.70
Class R-6 – actual return	1,000.00	1,075.94	3.38	.65
Class R-6 – assumed 5% return	1,000.00	1,021.81	3.29	.65

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

50	SMALLCAP World Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2021:

Long-term capital gains	$1,319,648,000
Foreign taxes	$0.05 per share
Foreign source income	$0.28 per share

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

SMALLCAP World Fund	51

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2022. The agreement was amended to add additional advisory fee breakpoints for when the fund’s net assets exceed $55 billion and $71 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2021. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

52	SMALLCAP World Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, since 2019, CRMC has borne the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

SMALLCAP World Fund	53

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Joseph C. Berenato, 1946	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Mary Anne Dolan, 1947 Chair of the Board (Independent and Non-Executive)	2008	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2000	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Yvonne L. Greenstreet, 1962	2019	President and Chief Operating Officer, Alnylam Pharmaceuticals, Inc.; Founder and former Managing Director, Highgate LLC (consulting)	3	Pacira, Inc. (pharmaceuticals)
Linda Griego, 1947	2015	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Martin E. Koehler, 1957	2021	Independent management consultant	6	None
Sharon I. Meers, 1965	2017	Co-Founder, Plenish Health (a women’s telehealth company); former Senior Director, Head of Strategic Partnerships, eBay Enterprise	7	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Christopher E. Stone, 1956	2007	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Brady L. Enright, 1967 Senior Vice President and Director	2004	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]	3	None
Anne-Marie Peterson, 1972 Director	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

54	SMALLCAP World Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Julian N. Abdey, 1972 Co-President	2014	Partner — Capital International Investors, Capital Research and Management Company
Jonathan Knowles, PhD, 1961 Co-President	2000	Partner — Capital World Investors, Capital International, Inc.[7]
Gregory W. Wendt, 1961 Co-President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7];
		Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Peter Eliot, 1971 Senior Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company
Bradford F. Freer, 1969 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Roz Hongsaranagon, 1979 Senior Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Harold H. La, 1970 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Dimitrije M. Mitrinovic, 1977 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Aidan O’Connell, 1968 Senior Vice President	2017	Partner — Capital Research Global Investors, Capital Research and Management Company
Samir Parekh, 1974 Senior Vice President	2020	Partner — Capital International Investors, Capital International, Inc.[7]
Andraz Razen, 1975 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Renaud H. Samyn, 1974 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital International Inc.[7]
Arun Swaminathan, 1983 Senior Vice President	2020	Partner — Capital World Investors, Capital International, Inc.[7]
Michael Beckwith, 1971 Vice President	2019	Vice President — Capital Research Global Investors, Capital Research and Management Company
Julie E. Lawton, 1973 Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Hong T. Le, 1978 Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company

See page 56 for footnotes.

SMALLCAP World Fund	55

Other officers (continued)6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Zarouhi M. Chavdarian, 1993 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016–2018, 2020	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Michael Beckwith, Rosalyn Hongsaranagon, Dimitrije M. Mitrinovic and Samir Parekh are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

56	SMALLCAP World Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

SCWF

Registrant:

a) Audit Fees:
Audit	2020	314,000
	2021	180,000

b) Audit-Related Fees:
	2020	11,000
	2021	11,000

c) Tax Fees:
	2020	67,000
	2021	36,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,873,000
	2021	1,400,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	68,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	2,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $2,020,000 for fiscal year 2020 and $1,450,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: November 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: November 30, 2021

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: November 30, 2021